                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/     Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                          KENDLE INTERNATIONAL INC.
------------------------------------------------------------------------------
              (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------
  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:........................................................
      (2)  Aggregate number of securities to which transaction
           applies:........................................................
      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
           the amount on which the filing fee is calculated and
           state how it was determined): ..................................
      (4)  Proposed maximum aggregate value of transaction:................
      (5)  Total fee paid:.................................................

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:.........................................
      (2)  Form, Schedule or Registration Statement No.:...................
      (3)  Filing Party:...................................................
      (4)  Date Filed:.....................................................

                               [Kendle Logo]

                -------------------------------------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 10, 2007

                  ---------------------------------------

TO THE SHAREHOLDERS OF KENDLE INTERNATIONAL INC.:

    The Annual Meeting of Shareholders of Kendle International Inc. (the "Company") will be held Thursday, May 10, 2007, at 9:30 a.m. Eastern Time in the Green Room at the Aronoff Center for the Arts, 650 Walnut Street, Cincinnati, Ohio for the following purposes:

    1. To elect seven directors to hold office for the ensuing year or until their respective successors are elected and qualified;

    2. To approve the 2007 Stock Incentive Plan;

    3. To ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm for 2007; and

    4. To consider and act upon any other matters that may properly come before the meeting or any postponement or adjournment thereof.

    The Board of Directors of the Company has designated March 19, 2007, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting or any postponement or adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business on that date will be entitled to vote.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to be present in person at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                       By Order of the Board of Directors,

                                       /s/ Karl Brenkert III

                                       Karl Brenkert III
                                       Secretary

DATED: APRIL 6, 2007

------------------------------------------------------------------------------
 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN
                                                              ----  ----
 AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. A PROXY MAY
              ------
 BE REVOKED BY WRITTEN NOTICE OF REVOCATION, BY SUBMISSION OF A LATER
 PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON (ALTHOUGH PRESENCE
 AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF
 THE PROXY).
------------------------------------------------------------------------------

                               [Kendle Logo]

                             1200 CAREW TOWER
                              441 VINE STREET
                          CINCINNATI, OHIO 45202

                              PROXY STATEMENT

                               INTRODUCTION

    Kendle International Inc. (the "Company"), on behalf of its Board of Directors, is requesting your proxy for use at the Annual Meeting of Shareholders on May 10, 2007, and at any postponement or adjournment thereof (the "Annual Meeting"). The Notice, this Proxy Statement and the accompanying proxy card are being mailed to shareholders with the Company's 2006 Annual Report to Shareholders on or about April 9, 2007.

                       VOTING AT THE ANNUAL MEETING

RECORD DATE

    As of March 19, 2007, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had 14,463,842 shares of Common Stock, no par value ("Common Stock"), issued and outstanding. Only shareholders of record at the close of business on March 19, 2007, will be entitled to vote at the Annual Meeting.

VOTING

    Each share is entitled to one vote. Shareholders may vote in person or by proxy at the Annual Meeting. As a shareholder, you may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a broker, you may get material from them asking how you want to vote. Shareholders are not entitled to cumulate votes.

    Shares of Common Stock represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained in those proxies. In the absence of contrary instructions, such shares will be voted to: (1) elect the director nominees named in this Proxy Statement; (2) approve the 2007 Stock Incentive Plan; and (3) ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm. If any other matters properly come before the Annual Meeting, each proxy will be voted at the discretion of the individuals named as proxies on the proxy card.

REVOKING OR CHANGING YOUR VOTE

    Proxies given may be revoked at any time prior to the Annual Meeting by filing with the Company's Secretary, Karl Brenkert III, either a written revocation or a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person (although presence at the Annual Meeting will not in and of itself constitute revocation of the proxy). If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the institution that holds your shares to be able to vote at the Annual Meeting.

SOLICITATION OF PROXIES

    The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and other employees of the Company may solicit proxies in person or by telephone, facsimile or otherwise, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of Common Stock and will be reimbursed for their expenses.

QUORUM FOR THE MEETING; VOTES REQUIRED TO ELECT DIRECTORS AND APPROVE EACH PROPOSAL

    A quorum is necessary to conduct business at the Annual Meeting. To reach a quorum at the Annual Meeting, at least a majority of the outstanding shares of Common Stock eligible to vote must be represented either in person or by proxy. Abstentions from voting and broker non-votes will be included in determining the presence of a quorum but will not count for voting purposes. A "broker non-vote" occurs when a broker, bank, custodian, nominee or other record holder of shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter.

    The proposals require the following vote:

PROPOSAL NO.       DESCRIPTION                                              VOTE REQUIRED
------------       -----------                                              -------------
     1             Election of Directors                                    Plurality*
     2             Approval of 2007 Stock Incentive Plan                    Majority
     3             Ratification of Registered Public Accounting Firm        Majority

---------------
*      Under plurality voting, a director nominee with the most votes for a particular slot is elected for that slot.

                           SECURITIES OWNERSHIP

PRINCIPAL SHAREHOLDERS

    The following shareholders are the only persons known by the Company to own beneficially at least five percent (5%) of its outstanding Common Stock as of March 1, 2007:

                                                                     AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP   OF CLASS(1)
--------------          ------------------------------------         --------------------   -----------
Common Stock      Candace Kendle(2)................................        944,382             6.55%
                    1200 Carew Tower
                    441 Vine St.
                    Cincinnati, OH 45202
Common Stock      Christopher C. Bergen(3).........................        768,251             5.33%
                    1200 Carew Tower
                    441 Vine St.
                    Cincinnati, OH 45202
Common Stock      Independence Investments LLC(4)..................        934,900             6.49%
                    160 Federal Street
                    Boston, MA 02110
Common Stock      Thompson, Siegel & Walmsley, Inc.(4).............        791,567             5.49%
                    5000 Monument Avenue
                    Richmond, VA 23230
Common Stock      Nicholas Applegate Capital Management LLC(4).....        721,304             5.00%
                    600 West Broadway, 29th Floor
                    San Diego, CA 92101

---------------
(1)    For each of Dr. Kendle and Mr. Bergen, percentages for each such owner are based on the following: (i)
       14,426,610 shares of Common Stock issued and outstanding as of March 1, 2007; plus (ii) shares of Common
       Stock that such owner has the right to acquire within 60 days of March 1, 2007, pursuant to the exercise of stock options. For the other beneficial owners listed in the table, the percentages listed reflect disclosures in the Schedule 13G filed by each respective beneficial owner.

                                     2


(2)    Dr. Kendle's beneficial ownership includes: (i) 17,490 shares for which Dr. Kendle holds options exercisable within 60 days of March 1, 2007; (ii) restricted stock awards in the amount of 20,000 shares of Common Stock, 3,333 of which have not vested; (iii) 292,160 shares pledged as collateral with U.S.
       Bank, and (iv) 4,000 shares held by the CK Family Foundation, Inc. under which Dr. Kendle serves as sole trustee. Beneficial ownership for Dr. Kendle does not include Common Stock beneficially owned by Mr.
       Bergen, Dr. Kendle's husband.
(3)    Mr. Bergen's beneficial ownership includes: (i) 17,240 shares for which Mr. Bergen holds options exercisable within 60 days of March 1, 2007; (ii) restricted stock awards in the amount of 9,500 shares of Common Stock, 1,666 of which have not vested; (iii) 239,040 shares pledged as collateral with U.S.
       Bank; and (iv) 4,000 shares held by the CCB Family Foundation, Inc. under which Mr. Bergen serves as sole trustee. Beneficial ownership for Mr. Bergen does not include Common Stock beneficially owned by
       Dr. Kendle, Mr. Bergen's wife.
(4)    The information provided of Independence Investments LLC and Thompson, Siegel & Walmsley, Inc. is taken from a Schedule 13G filed by such beneficial owner(s) with the Securities and Exchange Commission to report Common Stock ownership as of December 31, 2006. The information provided of Nicholas Applegate
       Capital Management LLC is taken from a Schedule 13G filed by such beneficial owner with the Securities and Exchange Commission to report Common Stock ownership as of December 31, 2005. The Schedule 13G for each respective beneficial owner(s) also included the following information with respect to the nature of ownership of the Common Stock:

                                             SOLE VOTING    SHARED VOTING    SOLE DISPOSITIVE    SHARED DISPOSITIVE
      BENEFICIAL OWNER                          POWER           POWER             POWER                POWER
      ----------------                       -----------    -------------    ----------------    ------------------
      Thompson, Siegel & Walmsley,             650,367         141,200           791,567                 0
        Inc..............................
      Independence Investments, LLC......      744,100               0           934,900                 0
      Nicholas Applegate Capital
        Management LLC...................      454,400         266,904           454,400                 0

SECURITIES OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock as of March 1, 2007, by each director and Named Executive (defined in the "Executive
Compensation" section below) and by all directors and Named Executives as a group.

                                                  NUMBER OF          OPTIONS
                                                COMMON SHARES      EXERCISABLE        TOTAL
                                                BENEFICIALLY        WITHIN 60       BENEFICIAL      PERCENT OF
TITLE OF CLASS  NAME OF BENEFICIAL OWNER            OWNED             DAYS          OWNERSHIP        CLASS(1)
--------------  ------------------------        -------------      -----------      ----------      ----------
Common Stock    Christopher C.
                  Bergen(2)...............         751,011           17,240           768,251          5.33%
Common Stock    Karl Brenkert III(3)......           5,309           12,000            17,309             *
Common Stock    Robert R. Buck............           8,721           20,000            28,721             *
Common Stock    G. Steven Geis............          11,908           20,000            31,908             *
Common Stock    Donald C. Harrison........           4,351           30,000            34,351             *
Common Stock    Simon S.
                  Higginbotham(4).........           1,309                0             1,309             *
Common Stock    Timothy E. Johnson........          34,400           25,000            59,400             *
Common Stock    Candace Kendle(5).........         926,892           17,490           944,382          6.55%
Common Stock    Frederick A. Russ.........           3,928           25,000            28,928             *
Common Stock    Robert C. Simpson(6)......           6,345           30,000            36,345             *
Common Stock    All Directors and Named
                  Executives as a group
                  (10 persons)............                                          1,950,904         13.52%

---------------
*      Less than 1%

                                     3


(1)    Percentage of beneficial ownership is based on 14,426,610 shares of Common Stock outstanding as of March
       1, 2007.
(2)    Shares of Common Stock beneficially owned excludes: (i) Common Stock held by Dr. Kendle, Mr. Bergen's spouse; (ii) Common Stock held by the Kendle Bryan and Mark Brettschneider Irrevocable Stock Trusts, the
       beneficiaries of which are Dr. Kendle's children; and (ii) 18,236 shares of Common Stock held directly by Hazel Kendle, Dr. Kendle's mother. Neither Dr. Kendle nor Mr. Bergen exercise voting or investment control over the trusts for Dr. Kendle's children. This amount includes: (i) 4,000 shares of Common
       Stock donated to the CCB Family Foundation, Inc.; (ii) 1,666 unvested restricted shares of Common Stock;
       and (iii) 239,040 shares pledged by Mr. Bergen as security for a loan.
(3)    Includes 1,000 unvested shares of Common Stock. Mr. Brenkert, 59, joined the Company in October 2002 and, upon Timothy M. Mooney's retirement effective December 31, 2002, was appointed Senior Vice
       President, Chief Financial Officer and Treasurer. Mr. Brenkert was appointed as the Company's Secretary upon Douglas W. Campbell's departure in June 2005 and formerly served as the Company's Secretary from
       November 2003 until May 2004. Mr. Brenkert served as Treasurer through September 2005. Prior to Mr.
       Brenkert's employment with the Company, he served as Vice President, Finance at Ryobi Technologies, Inc.
       in 2001. From 1995 through 2000, Mr. Brenkert served as the Chief Financial Officer-Public
       Transportation Services Division at Ryder Systems, Inc.
(4)    Mr. Higginbotham, 46, joined the Company in January 2004 as Vice President and Chief Marketing Officer.
       Prior to joining the Company, Mr. Higginbotham was employed by Quintiles Transnational Corp. from 1998 through 2003 in director-level roles in marketing and new business development. Prior to joining
       Quintiles Transnational Corp., Mr. Higginbotham held senior-level marketing and product management positions with Proctor & Gamble Pharmaceuticals and Schering Healthcare, Ltd.
(5)    Shares of Common Stock beneficially owned excludes: (i) Common Stock held by Mr. Bergen, Dr. Kendle's spouse; (ii) Common Stock held by the Kendle Bryan and Mark Brettschneider Irrevocable Stock Trusts, the
       beneficiaries of which are Dr. Kendle's children; and (ii) 18,236 shares of Common Stock held directly by Hazel Kendle, Dr. Kendle's mother. Neither Dr. Kendle nor Mr. Bergen exercise voting or investment control over the trusts for Dr. Kendle's children. This amount includes: (i) 4,000 shares of Common
       Stock donated to the CK Family Foundation, Inc.; (ii) 3,333 unvested shares of Common Stock; and (iii)
       292,160 shares pledged by Dr. Kendle as security for a loan.
(6)    Includes 400 shares of Common Stock held by Mr. Simpson's spouse. On March 7, 2007, Mr. Simpson informed the Company of his intention not to stand for re-election at this year's Annual Meeting of Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file reports of ownership with the Securities and Exchange Commission (the "Commission") and to furnish the Company with copies of these reports. Based solely upon its review of reports received, or upon written representation from certain reporting persons that no reports were required, the Company believes that during 2006 all filing requirements were met.

                         GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS

    The Board of Directors is the ultimate decision-making body of the Company, except for matters reserved for the shareholders. The Board selects the Company's officers to conduct the Company's business, monitors their performance and acts as an advisor and counselor to them. The Board also oversees succession planning efforts for senior management positions and receives succession planning reports from management.

    In accordance with Nasdaq rules, the Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which guidelines mirror the elements of independence set forth in Nasdaq and Securities Exchange Act rules. The Company's Director Independence Standards are available on the Company's Web site at www.kendle.com. Based on these standards, at its meeting held on March 9, 2007, the Board determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and shareholder of the Company:

        (1) Robert R. Buck                      (4) Timothy E. Johnson
        (2) G. Steven Geis                      (5) Frederick A. Russ
        (3) Donald C. Harrison                  (6) Robert C. Simpson

    The Company also maintains a Policy Statement for the Board of Directors (the "Board Policy Statement"), which includes expectations for Board members and a position description for Board members. All directors are elected to one-year terms and must be re-elected by shareholders annually.

    During 2006, the Board of Directors held seven meetings and acted by unanimous written consent on two occasions. The independent directors are required to hold at least two executive sessions per year under the Board Policy Statement. However, the Board's practice has been to hold executive sessions after every quarterly Board meeting, and the Board did so in 2006. Under the Board Policy Statement, the Chairman of the Nominating and Corporate Governance Committee serves as Chairman of these executive sessions. In addition to meetings and executive sessions, the Board members participate with the Company's executive officers in a quarterly teleconference that precedes each of the Company's quarterly earnings releases. Directors are expected to attend the Annual Meeting of Shareholders and all Board of Directors meetings and meetings of committees on which they serve. During the last fiscal year, each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and all committees on which he or she served. Seven of the eight directors attended the Annual Meeting of Shareholders in May 2006.

    The Board of Directors has established three committees that assist the Board in discharging its responsibilities: Audit Committee, Management Development and Compensation Committee, and Nominating and Corporate Governance Committee. The table below provides committee membership in 2006. The committees and their functions are discussed after the table. The Board of Directors does not have an executive committee.

                                                                MANAGEMENT              NOMINATING AND
                                                               DEVELOPMENT                CORPORATE
NAME                                           AUDIT         AND COMPENSATION             GOVERNANCE
----                                           -----         ----------------           --------------
Mr. Buck...............................      X (Chair)*
Dr. Geis...............................                         X (Chair)                     X
Dr. Harrison...........................                                                       X
Dr. Johnson............................          X
Dr. Russ...............................                             X                     X (Chair)
Mr. Simpson**..........................          X                  X

---------------
*      Board-designated "Audit Committee financial expert" as defined by rules of the Securities and Exchange
       Commission.
**     On March 7, 2007, Mr. Simpson informed the Company of his intention not to stand for re-election at this year's Annual Meeting of Shareholders.

AUDIT COMMITTEE

    During 2006, the Audit Committee met nine times. The Audit Committee is responsible for:

    * Engagement and oversight of the registered public accounting firm;

    * Supervision of matters related to audit functions;

    * Review of internal policies and procedures regarding audit, accounting and other financial controls;

    * Establishment and maintenance of procedures for receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters;

    * Review and, if appropriate, approval of related party transactions;
      and

    * Other specific responsibilities and duties that are set forth in its Charter, which is available on the Company's Web site at www.kendle.com.

The Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis.

    Each of the members of the Audit Committee is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards. Each Audit Committee member is able to read and understand fundamental financial statements as required by Nasdaq listing standards.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

    During 2006, the Management Development and Compensation Committee (the "Compensation Committee") met three times and took action by unanimous written consent three times. Each of the Compensation Committee's members is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards.

    The Compensation Committee is responsible for:

    * Monitoring the performance of executive officers;

    * Reviewing the Company's compensation plans and policies and approving compensation packages for executive officers;

    * Approving all awards under the 1997 Stock Option and Stock Incentive
      Plan;

    * Administering the Company's stock-related benefit plans;

    * Monitoring succession plans for senior management; and

    * Addressing and discharging other responsibilities and duties that are set forth in its Charter, which is available on the Company's Web site at www.kendle.com.

    The Compensation Committee has sole authority to approve compensation packages for executive officers and approve awards to any Company employee under the 1997 Stock Option and Stock Incentive Plan. The Compensation Committee generally considers all aspects of executive officer compensation in connection with the annual compensation review process applicable to all Company employees, except when circumstances require additional reviews for the executive officers. The annual review process takes place early in each calendar year with compensation adjustments becoming effective on or about April 1 of each year. In reviewing and approving executive officer compensation, the Compensation Committee receives management recommendations, which are prepared by the Company's internal compensation specialists and reviewed by the Chief Executive Officer and the Vice President of Human Resources. The Compensation Committee historically has worked with the Company's internal compensation specialists and has not engaged compensation consultants from outside the Company. The Compensation Committee also reviews and approves all awards under the 1997 Stock Option and Stock Incentive Plan. Management recommends these awards to the Compensation Committee, which considers the awards on a case-by-case basis.

    In overseeing the Company's compensation plans, the Compensation Committee may delegate authority for day-to-day administration and interpretation of such plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company subject to the terms and conditions of the plan documents. However, the Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the executive officers.

    Additional disclosure regarding the process and procedures for setting executive compensation can be found in the section titled "Compensation Discussion and Analysis" beginning on page 21 of this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Management Development and Compensation Committee in 2006 were G. Steven Geis, Frederick A. Russ and Robert C. Simpson. None of these members:

    * Has ever been an officer or employee of the Company;

    * Is or was a participant in any "related person" transaction in 2006 (see the following section for a description of our policy on related person transactions); or

    * Is an executive officer of another entity, at which one of our executive officers serves on the board of directors.

    No Named Executive Officer of the Company serves as a director or as a member of a committee of any company of which any of the Company's non-employee directors are executive officers.

REVIEW AND APPROVAL OF TRANSACTION WITH RELATED PERSONS

    Kendle's Code of Ethics and Conduct requires directors and officers to provide full disclosure of transactions involving the Company and "related persons" (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the company's outstanding stock) to Kendle's Audit Committee Chairman, and all other employees to provide full disclosure to their immediate supervisor. Certain of Kendle's officers and other employees participate in a process involving the periodic internal reporting of whether any related person transactions exist. In addition, Kendle's Board follows procedures for review, approval and monitoring of related person transactions. These procedures cover any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

    Related person transactions must be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the company. In considering the transaction, the Board or committee may consider all relevant factors, including as applicable (i) the Company's business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (vi) the overall fairness of the transaction to the Company.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

    During 2006, the Nominating and Corporate Governance Committee (the "Nominating Committee") met two times. Each of the members of the Nominating Committee is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards. The Nominating Committee advises and makes recommendations to the Board of Directors with respect to:

    * Director candidates for election by shareholders;

    * Candidates to fill vacancies on the Board of Directors;

    * Committee assignments on the Board of Directors;

    * Changes in Board compensation;

    * Board's director education policy; and

    * Other duties that are described in more detail in its Charter, which is available on the Company's Web site at www.kendle.com.

The Nominating Committee, in fulfilling its duties outlined above, conducts annual evaluations to assess the effectiveness of the Board and each of its committees.

    The Nominating Committee is authorized by its charter to advise on changes in Board compensation. The Committee reviews all factors it deems relevant in connection with any changes in director compensation it may recommend.

    The Nominating Committee considers all potential candidates to serve on the Board, including those potential candidates recommended for nomination by shareholders. The Nominating Committee identifies candidates through a variety of sources and, with Board approval, could engage a third party to identify and evaluate candidates. Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman of the Nominating Committee in care of the Company at its address shown on the cover page of this Proxy Statement. Each shareholder may nominate one candidate for election as a director at next year's Annual Meeting of Shareholders provided the shareholder (i) is a shareholder of the Company of record at the time of the giving of notice for the meeting,
(ii) is entitled to vote at the meeting in the election of directors, and
(iii) has given timely written notice of the nomination to the Company's Secretary.

    The Nominating Committee will assess the qualifications of all candidates for the Board on an equal basis. In identifying and considering candidates for nomination to the Board of Directors, the Nominating Committee considers, among other factors, quality of experience, the needs of the Company and the range of talent and experience currently represented on the Board.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company are not separately compensated for serving as directors. Directors who are not employees of the Company receive compensation in the form of cash retainers, shares of Common Stock and options to purchase shares of Common Stock, all of which are described in more detail below. The Nominating Committee reviews and makes recommendations with respect to Director compensation.

    Non-employee directors are paid retainers of $3,000 for each Board meeting attended and $1,500 for each committee meeting attended. Their compensation is paid quarterly, in arrears, in the form of cash and shares of Common Stock in lieu of cash under the 2003 Directors' Compensation Plan. This plan specifies that non-employee directors will receive cash for fifty percent (50%) of the total retainer owed and shares of Common Stock in lieu of cash for the balance of the retainer owed.

    In addition to compensation under the 2003 Directors' Compensation Plan, directors are eligible to receive non-qualified, immediately exercisable options to purchase shares of Common Stock under the Company's 1997 Stock Option and Stock Incentive Plan. Under this plan, each non-employee director is granted an option to purchase 5,000 shares of Common Stock on the date of the director's first election or appointment to serve on the Board. Upon each annual election to the Board thereafter, a director will receive an option to purchase such number of shares of Common Stock, if any, as determined by the Board. In 2006, the Board approved a grant of options to purchase 5,000 shares of Common Stock to each non-employee director who was elected to the Board at the 2006 Annual Meeting of Shareholders. The exercise price for these options is the fair market value of Common Stock on the grant date. The 1997

Stock Option and Stock Incentive Plan expires in August 2007. The Nominating Committee expects to make a recommendation for this component of Director compensation in connection with an ongoing review of Director compensation and proposed adoption of a new plan.

                                               2006 DIRECTOR COMPENSATION
                                                                                  CHANGE IN
                                                                                PENSION VALUE
                                                                                     AND
                           FEES                                                 NONQUALIFIED
                         EARNED OR                              NON-EQUITY        DEFERRED
                          PAID IN       STOCK      OPTION     INCENTIVE PLAN    COMPENSATION      ALL OTHER
                           CASH        AWARDS      AWARDS      COMPENSATION       EARNINGS       COMPENSATION     TOTAL
        NAME                ($)       ($)(1)(2)    ($)(3)          ($)               ($)             ($)           ($)
         (A)                (B)          (C)         (D)           (E)               (F)             (G)           (H)
        ----             ---------    ---------    -------    --------------    -------------    ------------    --------
 Robert R. Buck......     $17,250      $17,250     $99,762                                                       $134,262
 G. Steven Geis......     $14,250      $14,250     $99,762                                                       $128,262
 Donald C.
 Harrison............     $10,500      $10,500     $99,762                                                       $120,762
 Timothy E.
 Johnson.............     $17,250      $17,250     $99,762                                                       $134,262
 Frederick A. Russ...     $12,750      $12,750     $99,762                                                       $125,262
 Robert C. Simpson
 (4).................     $18,750      $18,750     $99,762                                                       $137,262

---------------
(1)    The amounts shown in this column represent the dollar amount expensed at fair value for financial statement reporting purposes with respect to fiscal year 2006, as determined pursuant to FAS 123R. Under the 2003 Directors' Compensation Plan and its predecessor plan, director's fees are paid with a combination of cash and shares of Company stock in lieu of cash. Aggregate stock awards at December 31,
       2006, were the following:

                    DIRECTOR NAME                        AGGREGATE STOCK AWARDS
                    -------------                        ----------------------
                    Robert R. Buck.................              4,417
                    G. Steven Geis.................              3,533
                    Donald C. Harrison.............              4,276
                    Timothy E. Johnson.............              4,276
                    Frederick A. Russ..............              3,828
                    Robert C. Simpson..............              5,230

(2)    The grant date fair value of equity awards granted in 2006 computed in accordance with FAS 123R is set forth in the table below. Under the 2003 Directors' Compensation Plan, these shares are issued quarterly, in arrears, at a price equal to the average last sale price for the last ten trading days of the quarter (e.g., "Q1 Fair Value"). The "grant date fair value" for purposes of this table is calculated by multiplying the number of shares awarded per quarter with the closing market price of the
       Company's stock on the date of grant.


                                     9


                                    BUCK         GEIS       HARRISON      JOHNSON       RUSS        SIMPSON
                                    ----       ---------    ---------    ---------    ---------    ---------
       Q1 Fair Value..........    $3,000.00    $3,000.00    $2,250.00    $3,000.00    $3,000.00    $3,750.00
       Q1 Grant Date
       Fair Value.............    $3,044.16    $3,044.16    $2,283.12    $3,044.16    $3,044.16    $3,805.20
      ------------------------------------------------------------------------------------------------------
       Q2 Fair Value..........    $7,500.00    $6,000.00    $4,500.00    $7,500.00    $4,500.00    $7,500.00
       Q2 Grant Date
       Fair Value.............    $7,463.39    $5,963.57    $4,463.75    $7,463.39    $4,463.75    $7,463.39
      ------------------------------------------------------------------------------------------------------
       Q3 Fair Value..........    $3,000.00    $2,250.00    $1,500.00    $3,000.00    $2,250.00    $3,750.00
       Q3 Grant Date
       Fair Value.............    $2,808.60    $2,114.00    $1,419.40    $2,808.60    $2,114.00    $3,533.40
      ------------------------------------------------------------------------------------------------------
       Q4 Fair Value..........    $3,750.00    $3,000.00    $2,250.00    $3,750.00    $3,000.00    $3,750.00
       Q4 Grant Date
       Fair Value.............    $3,782.00    $3,050.00    $2,287.50    $3,782.00    $3,050.00    $3,782.00

(3)    The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2006, as determined pursuant to FAS 123R. A discussion of the assumptions used in calculating these values may be found in Note 1 on page F-10 to the Company's
       Annual Report on Form 10-K filed March 16, 2007. Aggregate option awards outstanding at December 31,
       2006, were the following:

                    DIRECTOR NAME                       AGGREGATE OPTION AWARDS
                    -------------                       -----------------------
                    Robert R. Buck................              20,000
                    G. Steven Geis................              20,000
                    Donald C. Harrison............              30,000
                    Timothy E. Johnson............              25,000
                    Frederick A. Russ.............              25,000
                    Robert C. Simpson.............              30,000

(4)    On March 7, 2007, Mr. Simpson informed the Company of his intention not to stand for re-election at this year's Annual Meeting of Shareholders.

                  PROPOSALS REQUIRING A SHAREHOLDER VOTE

                           ELECTION OF DIRECTORS
                        (ITEM 1 ON THE PROXY CARD)

    The Board is nominating for election seven nominees. Each of these nominees served as a member of the Company's Board of Directors in 2006. All of the nominees, except Dr. Kendle and Mr. Bergen, are independent directors as defined by Nasdaq listing standards and in accordance with the Company's Independence Standards. All directors elected at the Annual Meeting will hold office until the next Annual Meeting or until their successors are elected and qualified.

    Proxies will be voted in favor of election of the nominees named herein unless authority to vote is withheld. If any of the nominees becomes unable to accept election or declines to serve, neither of which the Board anticipates, it is intended, in the absence of contrary direction, that the proxies will be voted for the balance of those named above and for substitute nominee(s) as the Board may designate. The proxies will in no event be voted for a greater number of nominees than seven. The seven nominees receiving the highest number of votes will be elected.

    Information about the nominees is set forth below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

    CANDACE KENDLE, PHARM.D., 60, co-founded the business in 1981 and has served as the Company's Chief Executive Officer since its incorporation. Dr. Kendle has been Chairman of the Board since 1991.

From 1979 through 1981, she served as Clinical Associate Professor of Pediatrics at The University of Pennsylvania School of Medicine; Clinical Assistant Professor at Philadelphia College of Pharmacy and Sciences; and Director, Department of Pharmacy, The Children's Hospital of Philadelphia. She serves as a director of H. J. Heinz Company, a food products manufacturer. She has published more than 15 scientific articles. She is the wife of Christopher
C. Bergen, President and Chief Operating Officer of the Company.

    CHRISTOPHER C. BERGEN, 56, co-founded the business in 1981 and since the Company's incorporation has served as a director and its President and Chief Operating Officer. From 1977 to 1981, Mr. Bergen served in various capacities at The Children's Hospital of Philadelphia, most recently as Associate Vice President. He is the husband of Candace Kendle, Chairman and Chief Executive Officer of the Company.

    ROBERT R. BUCK, 59, has served as a director of the Company since June 2003 and formerly served as a director of the Company from 1998 through August 2002. Mr. Buck currently serves as President and Chief Executive Officer of Beacon Roofing Supply, Inc. and Chairman of its Board of Directors. From 1982 through January 2003, he served in a number of management and senior management positions with Cintas Corporation, most recently as President of its Uniform Rental Division. He serves as a director of Multi-Color Corporation, a provider of decorating solutions and packaging services.

    G. STEVEN GEIS, PH.D., M.D., 55, has served as a director of the Company since November 2002. Now retired, Dr. Geis served in a number of management and senior management positions with Pharmacia & Upjohn Company from 1985 to July 2002. He most recently served as Group Vice President:
Arthritis, Cardiovascular and Oncology Clinical Development from March 2001 to July 2002 and Vice President: Arthritis Clinical Development from August 1998 through March 2001. He has authored or co-authored numerous journal articles covering several therapeutic areas.

    DONALD C. HARRISON, M.D., 73, has served as a director of the Company since November 2001. Dr. Harrison is Senior Vice President and Provost for Health Affairs Emeritus at University of Cincinnati. He formerly served as the Senior Vice President and Provost for Health Affairs at University of Cincinnati from 1986 through 2002 and also served as the Chief Executive Officer of the University of Cincinnati Medical Center. He serves as a director of AtriCure, Inc., a medical device company. He also is a practicing cardiologist on a part-time basis and since 2004 has been a general partner in Charter Life Sciences, a California-based venture capital firm for which he manages the Cincinnati office. His professional experience includes 26 years at Stanford University School of Medicine and Stanford University Hospital, where he was Chief of Cardiology from 1967 to 1986. He is past national President of the American Heart Association and has served as a director for several not-for-profit organizations. He also serves as a director for several start-up, privately owned medical device and biotechnology companies.

    TIMOTHY E. JOHNSON, PH.D., 64, has served as a director of the Company since November 2002. Dr. Johnson is a financial and investment consultant and has served as President of Johnson Investment Counsel, Inc. since 1965. Johnson Investment Counsel, Inc. is a registered investment adviser and manages portfolio assets for endowments, foundations, corporations, individuals and pension and profit sharing plans. He also serves as a Professor of Finance at University of Cincinnati where he has taught since 1970. He serves as a director or trustee for several civic and nonprofit organizations. He has written several articles on investment and financial management.

    FREDERICK A. RUSS, PH.D., 62, has served as a director of the Company since November 2002. Dr. Russ has served as the Senior Vice Provost for University of Cincinnati since October 1, 2004. From 1994 through September 2004, he served as the Dean of the College of Business Administration at University of Cincinnati. He serves on the Board of Directors of Charles & Colvard, Ltd., a manufacturer and supplier of specialty jewelry, and formerly served as its non-executive Chairman of the Board. He also serves as a director for the Economics Center for Education & Research. He has co-authored three textbooks and has written numerous articles on marketing strategy and the behavior of consumers and sales personnel.

    On March 7, 2007, after almost seven years as a member of the Board, Mr. Simpson informed the Company of his intention not to stand for re-election at this year's Annual Meeting of Shareholders. No successor to Mr. Simpson's director position has been appointed at this time. Mr.
Simpson will continue to
serve as a Director and as a member of the Management Development and Compensation Committee and the Audit Committee for the remainder of his current term. Mr. Simpson's decision not to stand for re-election is not attributable to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Information about Mr. Simpson is set forth below:

    ROBERT C. SIMPSON, 75, has served as a director of the Company since July 2001. Now retired, Mr. Simpson has more than 40 years of global drug development experience. Most recently, he was Group President and Director of West Pharmaceutical Services, Inc., a manufacturer of specialty packaging products for the healthcare industry. He worked for West Pharmaceutical from 1978 to 1991. Prior to 1978, he spent 20 years with Pfizer Inc., serving in a number of senior management positions, including Executive Vice President of European Operations.

                   APPROVAL OF 2007 STOCK INCENTIVE PLAN
                        (ITEM 2 ON THE PROXY CARD)

    The Board recommends that shareholders approve the Company's 2007 Stock Incentive Plan (which we refer to as the "2007 Plan"). The 2007 Plan would govern grants of stock-based awards to employees. The Company intends that the 2007 Plan would substantially replace the Company's 1997 Stock Option and Stock Incentive Plan (the "1997 Plan") which expires by its terms this year. If shareholders do not approve the 2007 Plan, Kendle intends to continue to grant awards pursuant to the 1997 Plan until the 1997 Plan expires. Because Kendle estimates that the 1997 Plan will expire with approximately 1,100,000 unawarded shares, Kendle believes that the 1,000,000 shares to be reserved for issuance under the 2007 Plan will not result in any net additional shares having to be reserved and that the total cost to shareholders for Kendle's equity plans will not increase as a result of the adoption of the 2007 Plan. If the 2007 Plan is approved, it is the intention of the Board of Directors that no more than 100,000 shares would be granted under the 1997 Plan before the Company would stop granting awards under that plan.

    All employees of the Company and its subsidiaries will be eligible to receive awards under the 2007 Plan. The 2007 Plan is an "omnibus" stock plan that provides for a variety of equity award vehicles to maintain flexibility. The 2007 Plan will permit the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards.

    A maximum of 1,000,000 shares will be available for grants of all equity awards under the 2007 Plan. The Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for employees to increase the value of the Company for all shareholders.

    The 2007 Plan does not permit the repricing of options or stock appreciation rights without the approval of shareholders and does not contain an "evergreen" provision to automatically increase the number of shares issuable under the 2007 Plan, except for certain adjustments resulting from stock splits and other specified events.

    The following is a summary of the 2007 Plan. The full text of the 2007 Plan is attached as Annex I to this proxy statement, and the following summary is qualified in its entirety by reference to Annex I.

PLAN ADMINISTRATION

    The selection of employee participants in the 2007 Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an "independent director" for purposes of the Nasdaq Stock Market listing requirements, a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Currently, the Compensation Committee is comprised of three directors, each meeting all of these independence criteria. The Compensation Committee will have the discretionary authority to interpret the 2007 Plan, to prescribe, amend and rescind rules and regulations relating to the 2007 Plan, and to make all other determinations necessary or advisable for the administration of the 2007 Plan. The Committee may delegate authority to administer the 2007 Plan as it deems appropriate, subject to the express limitations set forth in the 2007 Plan.

LIMITS ON PLAN AWARDS

    The Board has reserved a maximum of 1,000,000 shares for issuance pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards under the 2007 Plan. A participant may receive multiple awards under the 2007 Plan.

    In 2005, 2006 and the first quarter of 2007, the Company granted employee stock options to purchase approximately 51,500, 46,000 and 5,000 shares, respectively, under the Company's existing stock option plan. In 2006 the Company also granted awards of stock for a total of approximately 10,950 shares. In each of these years, the aggregate grant represented less than 1% of the Company's shares outstanding at the end of each such period.

    Shares delivered under the 2007 Plan will be authorized but unissued shares of Company common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the 2007 Plan. Any awards settled in cash will not be counted against the maximum share reserve under the 2007 Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the 2007 Plan.

ELIGIBILITY AND PARTICIPATION

    All of the approximately 3,050 employees of the Company and its subsidiaries will be eligible to participate in the 2007 Plan, subject to local requirements and restrictions in the jurisdictions in which the Company conducts business.

TYPES OF PLAN AWARDS

    The 2007 Plan would provide for a variety of equity instruments to preserve flexibility. The types of securities that may be issued under the 2007 Plan are described below.

  Stock Options

    Stock options granted under the 2007 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The price of any incentive stock option granted may not be less than the fair market value of the Company common stock on the date the option is granted. The option price may be paid in cash, shares of Company common stock, through a broker-assisted cashless exercise or as otherwise permitted by the Compensation Committee.

    The Compensation Committee determines the terms of each stock option grant at the time of the grant. Generally, all options will terminate after a ten-year period from the date of the grant. The Committee specifies at the time each option is granted the time or times at which, and in what proportions, an option becomes vested and exercisable. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified performance goals established by the Committee or both. The Committee may accelerate the vesting of options at any time.

    In general, unless otherwise determined by the Committee, a stock option expires (i) 12 months after termination of employment, if employment ceases due to death (ii) immediately, upon the violation of any written employment, confidentiality or noncompetition agreement between the Company and the participant, (iii) after specified periods up to two years, depending upon the term of service of the participant with the Company and its subsidiaries, upon disability or retirement, or (iv) 90 days from the date of termination of employment for other reasons as described in the 2007 Plan.

  Stock Appreciation Rights

    A stock appreciation right (which we refer to as an SAR) entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a share of Common Stock on the date of settlement over the base price of the right, multiplied by the applicable number of shares of Company common stock. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of Company common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of an SAR, including the effect of termination of service of a participant. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, all SARs will terminate after the ten-year period from the date of the grant. SARs may be payable in cash or in shares of Company common stock or in a combination of both.

  Restricted Stock

    A restricted stock award represents shares of Company common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as one of the Company's shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.

  Stock Units

    An award of stock units provides the participant the right to receive a payment based on the value of a share of Common Stock. Stock units may be subject to such vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Committee or both. A stock unit award also may be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in shares of Common Stock or in a combination of both. Stock units also may be granted together with related dividend equivalent rights.

  Stock Awards

    A stock award represents shares of Common Stock that are issued free of restrictions on transfer and free of forfeiture conditions and as to which the participant is entitled to all the rights of a shareholder. A stock award may be granted for past services, in lieu of bonus or other cash compensation, or for any other valid purpose as determined by the Compensation Committee.

  Director Awards

    The 2007 Plan grants the Committee the discretion to determine the nature and amount of awards under the 2007 Plan that may be granted to directors who are not otherwise employees of the Company from time to time and at the following times: upon the date on which a person first becomes a director whether by election or appointment; and upon each annual election as a director thereafter.

EFFECT OF CHANGE IN CONTROL

    Awards under the 2007 Plan are generally subject to acceleration, becoming exercisable in full upon the occurrence of a "change in control" (as defined in the 2007 Plan) transaction with respect to the Company.

LIMITED TRANSFERABILITY

    Except as otherwise provided in the 2007 Plan, all awards granted under the 2007 Plan are nontransferable except upon death or under a qualified domestic relations order, or in the case of nonqualified options only, during the participant's lifetime to immediate family members of the participant and others as may be approved by the Compensation Committee.

ADJUSTMENTS FOR CORPORATE CHANGES

    In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of Common Stock, appropriate and equitable adjustments may be made to the number and kind of shares of Common Stock available for grant, as well as to other maximum limitations under the 2007 Plan, and the number and kind of shares of Common Stock or other rights and prices under outstanding awards.

TERM, AMENDMENT AND TERMINATION

    The 2007 Plan will have a term expiring on the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the Nasdaq Stock Market or another exchange or securities market or for any other purpose. No amendment or modification of the 2007 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

PLAN BENEFITS

    Future benefits under the 2007 Plan are not currently determinable. During fiscal 2006, the Named Executive Officers received no stock options under the 1997 Plan and awards of Common Stock as set forth in the table captioned "Grants of Plan-Based Awards" on page 28 below. Stock options were granted to all other employees of the Company as a group to purchase 16,000 shares of Common Stock at an weighted average exercise price of $30.39 per share.

NEW PLAN BENEFITS

    Because awards under the 2007 Plan will be made in the sole discretion of the Management Development and Compensation Committee, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the 2007 Plan.

                                              NEW PLAN BENEFITS
                                          2007 STOCK INCENTIVE PLAN

                                                                                      NUMBER OF UNITS
                                                                              -------------------------------
               NAME AND POSITION                     DOLLAR VALUE ($)(1)      STOCK OPTIONS      STOCK AWARDS
               -----------------                     -------------------      -------------      ------------
Dr. Candace Kendle, Chairman and Chief
  Executive Officer............................           $131,817                    0              4,200
Christopher C. Bergen, President and Chief
  Operating Officer............................           $ 78,463                    0              2,500
Simon S. Higginbotham, Vice President and Chief
  Marketing Officer............................           $ 62,770                    0              2,000
Karl Brenkert, III, Senior Vice President,
  Chief Financial Officer and Secretary........           $ 62,770                    0              2,000
Executive Group................................           $335,820                    0             10,700
Non-Executive Director Group...................                 --               30,000                  0
Non-Executive Officer Employee Group...........           $  7,846               16,000                250

---------------
(1)    The amounts to be paid for 2007 are undeterminable. The above represents amounts awarded for 2006. The dollar value of the benefits or amounts received by the eligible participants from stock options under the Plan cannot be determined at this time because that value will be determined on the date the options are exercised.

                                         EQUITY COMPENSATION PLAN INFORMATION

                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES TO BE        WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                    ISSUED UPON EXERCISE OF         EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
                                      WARRANTS AND RIGHTS          WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
        PLAN CATEGORY                        (A)(1)                        (B)                          (C)
        -------------              --------------------------      --------------------      -------------------------
Equity compensation plans
  approved by security
  holders....................               797,597                       $11.55                     1,216,975
Equity compensation plans not
  approved by security
  holders....................                    --                           --                            --
     Total...................               797,597                       $11.55                     1,216,975

---------------
(1)    Excludes the 2003 Directors' Compensation Plan under which no options, warrants or rights are granted.
       This plan has been approved by shareholders for up to 75,000 shares.

TAX TREATMENT OF AWARDS

  Incentive Stock Options

    An incentive stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised.
However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

  Non-Qualified Stock Options

    A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

    The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

    If a non-qualified option is exercised by tendering previously-owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously-owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

  Stock Appreciation Rights

    Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement. The federal income tax treatment of SARs may be effected beginning in 2007 by recently enacted changes in the Internal Revenue Code.

  Other Awards

    The current United States federal income tax consequences of other awards authorized under the 2007 Plan are generally in accordance with the following:
(i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment, and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

  Section 162(m)

    Compensation of persons who are "covered employees" of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's shareholders, the 2007 Plan is intended to enable the Compensation Committee to grant awards to covered employees that will be exempt from the deduction limits of Section 162(m). However, no assurances can be made in this regard.

  Section 409A

    Section 409A to the Internal Revenue Code ("Section 409A") applies to compensation vested or deferred after December 31, 2004. Generally speaking, an amount is "vested" on the date that the employee's right to receive the amount is no longer conditioned on the employee's performance of substantial future services, and "deferred compensation" is compensation earned currently, the payment of which is deferred to a later taxable year. Although final IRS regulations regarding Section 409A are not yet available, Section 409A may apply to non-qualified stock options, restricted stock units, performance share awards and other awards under the 2007 Plan. The provisions of the 2007 Plan have been drafted to be in good faith compliance with Section 409A as interpreted under the guidance currently available. However, no assurances can be made in this regard as the Compensation Committee shall have discretion under the 2007 Plan to grant awards to which Section 409A may apply.

    On March 22, 2007, the closing price of our common stock traded on the Nasdaq Global Select Market was $32.59 per share.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

        RESOLVED, that the Company be and hereby is authorized and directed to adopt the 2007 Stock Incentive Plan in the form provided to Shareholders at the 2007 Annual Meeting of Shareholders.

     RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM
                        (ITEM 3 ON THE PROXY CARD)

    The Audit Committee of the Company's Board of Directors reappointed Deloitte & Touche LLP as the Company's registered public accounting firm for 2007. Although not required by law, the Board of Directors is seeking shareholder ratification of this appointment. If ratification is not obtained, the Board of Directors intends to continue the engagement of Deloitte & Touche LLP at least through 2007. However, the Audit Committee, in its discretion, may engage a different registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interest of the Company. The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification.

    Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

FEES PAID TO REGISTERED PUBLIC ACCOUNTING FIRM

    The Company incurs costs for professional services rendered by its registered public accounting firm as follows:

    * AUDIT FEES - These are fees for professional services rendered by the Company's registered public accounting firm for its audit of the Company's consolidated annual financial statements; statutory audits of the Company's foreign operations; and reviews of the unaudited quarterly consolidated financial statements contained in the Quarterly Reports on Form 10-Q filed by the Company during those years.

    * AUDIT-RELATED FEES - These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. Audit-related services primarily include audits of the Company's employee benefit plans.

    * TAX FEES - These are fees for services related to tax compliance, tax advice and tax planning, including compliance, planning and advice with respect to both domestic and foreign subsidiaries of the Company.

    * ALL OTHER FEES - These are fees for permissible services other than those in the three categories previously described.

    The table below sets forth fees paid by the Company for professional services billed by the registered public accounting firm for each of the last two fiscal years. These fees are described in more detail following the table.

                                                                     2006           2005
                                                                  ----------      --------
Audit Fees..................................................      $  976,692      $783,698
Audit-Related Fees..........................................      $   13,500      $ 12,000
Tax Fees(1).................................................      $   61,339      $ 61,412
All Other Fees(2)...........................................      $  113,014      $ 17,250
                                                                  ----------      --------
    Total...................................................      $1,164,545      $874,360
                                                                  ==========      ========

---------------
(1) In 2005 and 2006, tax compliance services comprised $56,126 and $61,339, respectively, of the tax fees billed.
(2) In 2005, these fees primarily related to compliance with local requirements for the Company's non-U.S. subsidiaries. In 2006, approximately $32,000 related to acquisition-related advice, and the remainder related to compliance with local requirements for the Company's non-U.S. subsidiaries.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

    The Audit Committee pre-approves all audit, audit-related, tax and other permissible services that will be provided by the registered public accounting firm. To manage the pre-approval process, the Audit Committee in 2004 adopted a Policy on Approval of Audit and Non-Audit Services Provided by Outside Auditors (the "Pre-Approval Policy"). One hundred percent (100%) of services rendered by the registered public accounting firm in 2006 were pre-approved by the Audit Committee.

    Under the Pre-Approval Policy, the registered public accounting firm is required to provide the Audit Committee with detailed documentation about the specific services that will be provided. In reviewing the request for pre-approval, the Audit Committee will consider, among other things, whether the proposed services are consistent with the rules on auditor independence. A service pre-approved by the Audit Committee is valid for a term of 12 months unless the Committee considers a different approval term and approves otherwise. Any services exceeding pre-approved cost levels or budgeted amounts will require separate pre-approval by the Audit Committee. The Pre-Approval Policy prohibits the Audit Committee from engaging the registered public accounting firm to render services that are prohibited by the Public Companies Accounting Oversight Board or the applicable rules and regulations promulgated by the Securities and Exchange Commission.

    The Pre-Approval Policy permits the Audit Committee to appoint a designated committee member to approve certain services. A designated member's pre-approval of services is required to be reported to the Audit Committee at the ensuing Audit Committee meeting. The Pre-Approval Policy prohibits the Audit Committee from delegating its pre-approval responsibilities to the Company's management.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee ("we" or "the committee"), in accordance with its written charter adopted by the Company's Board of Directors, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2006, we met and held discussions with management and the independent auditors. Management represented to us that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed the audited financial statements and related disclosures with management and the independent auditors, including a review of the significant management judgments underlying the financial statements and disclosures.

    We also discussed with management and the registered public accounting firm the quality and adequacy of the Company's internal controls. In a meeting with the registered public accounting firm, we reviewed the audit plans and audit scope and identified audit risks.

    The Audit Committee discussed and reviewed with the independent auditors the matters required to be discussed by the statement of Auditing Standards No. 61, as amended, ("Communication with Audit Committees"), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, we have received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, we determined, among other things, that the nonaudit services provided by Deloitte & Touche LLP were compatible with their independence.

    Based on the above-mentioned review and discussions with management and the independent auditors, the committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission. The committee also reappointed Deloitte & Touche LLP as the Company's registered public accounting firm for 2007. The Board concurred with both of these recommendations.

                                  Submitted by the Audit Committee of the
                                  Board of Directors

                                  Robert R. Buck
                                  Timothy E. Johnson
                                  Robert C. Simpson

    The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the Audit Committee Report by reference therein.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

        RESOLVED, that the Audit Committee's appointment of Deloitte & Touche LLP as the Company's registered public accounting firm to conduct the annual audit of the Company's financial statements for the fiscal year ending December 31, 2007, be and hereby is ratified and approved.

                          EXECUTIVE COMPENSATION

                   COMPENSATION DISCUSSION AND ANALYSIS

OBJECTIVES

    The Company's executive compensation program is designed to attract and retain highly qualified officers and to maximize shareholder value through rewarding and recognizing the Named Executive Officers listed in the Summary Compensation Table for both individual contributions and overall Company performance. The program, which includes objective and subjective criteria, aligns compensation for Named Executive Officers with the achievement of strategic business goals that promote the long-term financial growth of the Company.

    Under the direction of the Company's Chief Executive Officer, the Company has implemented and continues to refine the Kendle Performance System. The Kendle Performance System includes a performance tracking system that measures the Company's business performance against pre-established corporate imperatives in four functional areas - finance, customer, operations and personnel - and several metrics and indicators within each of these functional areas. The Named Executive Officers and all other employees throughout the Company maintain responsibility for scorecards created using the metrics within each of the functional areas. Scorecard results from lower management levels impact the scorecards for the Named Executive Officers and the top-level scorecard, for which the Chairman and CEO is responsible. The Company's management believes that success in each of the functional areas is interrelated and that the metrics tracked under each of the functional areas are designed to promote success in the functional area and enhance achievement of metrics in other functional areas. For example, employee retention promotes customer satisfaction and sales growth and affects operating margin through efficiency. With respect to the top-level scorecard, for which the Chairman and CEO is responsible, sample metrics under each of the functional areas are as follows:

FUNCTIONAL AREA         SAMPLE METRICS AND INDICATORS FOR 2006*
---------------         ------------------------------------------------------------
Finance........         Revenue Growth, Overhead, Operating Margin, Earnings Per
                        Share

Customer.......         Sales Growth, Proposal Hit Rate, Sales per Therapeutic Area

Operations.....         Utilization, Milestone Achievements for Customers, Standards
                        Compliance, Customer Satisfaction, Customer Loyalty

Personnel......         Employee Recruitment, Employee Retention, Development
                        Training, Organizational Development, Career/Succession
                        Planning

---------------
* Metrics and indicators are revised as necessary to track business performance against imperatives in the four functional areas.

    The Board, as well as the Management Development and Compensation Committee (the "Compensation Committee"), regularly reviews the scorecards for the Named Executive Officers. During these reviews, the Named Executive Officers report on action plans to address any metrics that are not being achieved. Achievement by a Named Executive Officer of any or all applicable metrics does not result directly in any specific compensation adjustments, cash bonus or equity awards. However, achievement of metrics is considered with other factors when the Compensation Committee considers compensation adjustments, cash bonus or other awards.

ELEMENTS OF NAMED EXECUTIVE OFFICER COMPENSATION

    The key elements of the Company's executive compensation program consist of base salary and bonus. Named Executive Officers also are eligible for equity awards, including stock options and awards of Common Stock, under the 1997 Stock Option and Stock Incentive Plan and receive awards under this plan from time to time. Each of these elements is discussed below.

  Base Salary

    The Company's management and the Compensation Committee believe that base compensation is an important component in attracting and retaining key talent that contributes to the long-term success of the Company. The Compensation Committee may determine to adjust base compensation of Named Executive Officers for performance reasons or due to market factors. The Company competes in a highly-competitive market for talent, so market pressures are monitored regularly. The competition includes a wide range of companies in the biopharmaceutical industry, including the Company's competitors and biopharmaceutical companies. Qualified employees and Named Executive Officers to lead the Company are imperative to meet Company objectives and manage growth. Company objectives and growth management issues including the following:

    * Pursuit of larger project awards from customers who are seeking worldwide capabilities from service providers;

    * Continued expansion of the Company's geographic coverage to meet customer demands;

    * Expansion of the Company's workforce from approximately 1,900 employees at December 31, 2005 to approximately 3,050 employees at December 31, 2006;

    * Continued growth in Company sales and revenues; and

    * Emphasis on continued improvement in the Company's operating margins through process improvements.

    The Compensation Committee generally reviews compensation, including base salary, of the Named Executive Officers at a meeting held in February or March of each year with adjustments, if any, becoming effective with the pay period beginning on or about April 1. This schedule aligns with the Company-wide compensation review process. During these reviews, the Compensation Committee considers both merit increases and potential market adjustments and reviews management's recommendations against the pay practices for executive officers of comparable companies, including available data from the Company's direct competitors. The Compensation Committee and management over the past several reviews identified a shortfall between the Company's compensation practices, including specifically base compensation, versus pay practices indicated through market data. In early 2006, the Compensation Committee met with management for the annual compensation review and discussed the historical and ongoing shortfall affecting the ability to attract and retain Named Executive Officers. The Compensation Committee and management further discussed how this shortfall created a Company-wide salary compression issue that negatively affected hiring and retention of key employees and managers necessary to achieve the Company's growth and objectives discussed above. At that meeting, the Compensation Committee agreed to address the matter later in 2006 and, at meetings held in August and November 2006, reviewed the following compensation data provided by compensation specialists from the Company's Human Resources department:

    * Median base salary data reported for approximately 114 biotech companies with 150-499 employees;

    * Median base salary data reported for approximately 157 biotech companies with 500 or more employees;

    * Median base salary data reported for biotech companies with revenues from $200 million to $999 million; and

    * Publicly available information from the Company's direct competitors, which include Covance, Inc., Omnicare, Inc., Pharmaceutical Product Development, Inc., Parexel, and PRA International.

    The Compensation Committee and management selected the above data for two primary reasons. First, the biotech industry represents the source of a majority of the Company's employee candidates, including the Named Executive Officers. The Company's primary business is clinical drug development, and a substantial number of the Company's employees must have experience in this area. The Named Executive Officers are expected to attract, manage and retain employees in this particular line of business. Second, the data cuts are chosen based on available data cuts from the third party source of the data. The Company has approximately 3,050 employees, a number greater than the smaller data cut of 150-499 employees, but management and the Compensation Committee recognized that the Company's employee base is not as large as many of the companies included in the data cut for companies with greater than 500 employees. Management and the Compensation Committee then examined an average of the median compensation for the two data cuts. Management and the Compensation Committee did not feel that the number of reporting companies in the data cut based on revenue and the number of direct competitors that publicly report compensation data yielded a statistically meaningful number. However, management and the Compensation Committee used this data as an additional source of information.

    During the Compensation Committee's 2006 compensation review, the Committee also reviewed all components of compensation, including base pay, cash bonus opportunities, and other incentives in the form of stock options, and other equity awards, and considered performance factors, including information from the performance scorecards. During this review, the Compensation Committee determined that the performance metrics were being substantially achieved by each of the Named Executive Officers and approved market adjustments to the salaries of the Named Executive Officers to increase base salaries to the average of the median salaries reported in the salary survey. The Compensation Committee determined that this adjustment addressed issues related to recruitment and retention of Named Executive Officers and eased salary compression issues. The Compensation Committee further determined that this adjustment maintained incentives for the Named Executive Officers to perform at a high level to achieve performance bonus awards based on Company performance.

  Bonus

    The Company's management believes that incentive compensation through cash bonuses creates a powerful incentive for the Company's employees, including the Named Executive Officers, to achieve goals that promote the long-term success of the Company. The Company's management designed a bonus opportunity that requires both Company success and individual performance. As discussed in more detail below, Company success is defined by operating margin. Achievement of a target operating margin is a prerequisite to the determination of a bonus pool and bonus availability for any of the Company's employees, including Named Executive Officers. However, individual contributions of the Named Executive Officers are an important factor in determining such individual's bonus awards.

    The Company's employees are assigned target awards, expressed as a percentage of base salary, that are payable upon achievement of applicable performance criteria and subject to the discretion of the Company's management or, with respect to Named Executive Officers, the Compensation Committee. The Chairman and Chief Executive Officer and the President and Chief Operating Officer have target bonus opportunities of 45% and 40% of base salary, respectively. The remaining Named Executive Officers have target bonus opportunities of 30% of base salary. Employees throughout the Company also are assigned target bonus opportunities based on position level. The aggregate, maximum bonus opportunity for all Company employees for a full fiscal year represents the target bonus pool for the Company. The Company's operating margin determines the actual bonus pool as follows:

PERIOD-END OPERATING            % OF TARGET BONUS POOL
     MARGIN(1)                       AVAILABLE(2)
--------------------            ----------------------
10%.................                     30%
11%.................                     40%
12%.................                     50%
13%.................                     60%
14%.................                     70%
15%.................                     80%
16%.................                     90%
17%.................                     100%

---------------
(1) At the discretion of the Company and the Board, bonuses may be made available at only year-end or at other increments, such as semi-annually as discussed below. Additionally, the period-end operating margin may be adjusted at the discretion of the Board of Directors, with recommendations from management, based on certain one-time charges.
(2) The target bonus pool represents the aggregate, maximum bonus opportunity for all Company employees for a full fiscal year. If bonuses are made available in other increments, such as semi-annually, the target bonus pool is adjusted for each payout.

    The Company's management selected operating margin as the primary factor for the actual bonus pool because operating margin is a primary indicator of the financial success of the Company's operations, and allows the Company to compare its financial performance to the financial performance of its competitors. These operating margin targets were selected after reviewing performance of the Company's competitors and the past performance of the Company. Management believes that achievement of a 17% operating margin would make the Company's performance consistent with or better than the top-performing companies in the industry. However, no bonus awards are available if the operating margin is less than 10%, which management deems to be outside the range of acceptable performance. The Company's management intends to reevaluate and, if necessary, adjust these operating margin targets as suggested by competitor performance and Company performance.

    After the actual bonus pool is calculated and approved by the Board, the Company's management awards cash bonuses to each of the Company's employees, and the Compensation Committee reviews and approves cash bonus awards to the Named Executive Officers. Using performance scorecards and other subjective factors, management awards a bonus to any given employee subject to the performance of that employee's business unit and based on that employee's performance. For Named Executive Officers, the Chairman and Chief Executive Officer prepares bonus recommendations based on criteria used to award bonuses to Company employees. The Compensation Committee reviews these recommendations and determines whether to approve the recommended bonuses after reviewing both Company performance and individual performance. In all cases, a bonus payout to any employee, including any Named Executive Officer, is discretionary. Named Executive Officers have no separate bonus pool and are paid out of the actual bonus pool. The Company does not have a plan that mandates any particular bonus payouts for any of the Named Executive Officers.

    In 2005 and 2006, the Company's management with the approval of the Board determined to make bonus opportunities available to employees, including the Named Executive Officers, twice per year to reward employees closer to the time of performance. Mid-year bonuses are based on the same criteria discussed above and subject to Company performance through the first six months of the calendar year. Payouts for mid-year bonuses occur in August or September. Full-year bonuses are based on individual and Company performance for the entire calendar year and are paid after the close of the calendar year. If mid-year bonuses are paid, the bonus pool for each payout is adjusted by dividing the target bonus pool by two. The mid-year bonus is not intended to materially increase the yearly bonus pool. However, none of the Company's employees, including the Named Executive Officers, is required to disgorge any mid-year bonus compensation if the Company's performance during the second half of the year would be insufficient for a year-end bonus payout. The Company is under no obligation to employees, including the Named Executive Officers, to make a mid-year or other bonus opportunity available.

  Stock Options, Restricted Stock Awards and Other Performance Awards

    Under the Company's 1997 Stock Option and Stock Incentive Plan, the Compensation Committee may grant stock options, restricted and unrestricted stock awards and other performance awards to the Company's employees, including the Named Executive Officers. Neither this plan nor any other compensation arrangements mandate any specific awards for Named Executive Officers. Because this plan expires in August 2007, Kendle is asking shareholders to adopt the 2007 Stock Incentive Plan described above.

    The Compensation Committee believes that equity and option awards align the focus of employees, including the Named Executive Officers, with the interests of shareholders. On the recommendation of management on a case-by-case basis, the Compensation Committee has made equity awards and granted stock options to Named Executive Officers for recruiting and retention purposes. In particular, the Compensation Committee has approved awards in connection with the recruitment of Mr. Brenkert and Mr. Higginbotham. Furthermore, the Compensation Committee approved restricted stock and other equity awards to the Named Executive Officers to make their compensation packages competitive. The Compensation Committee and management also recognize that each of Dr. Kendle and Mr. Bergen hold over 5% of the outstanding shares of the Company and that their interests inherently are aligned with shareholders. Therefore, the Compensation Committee and management have not made stock option grants and other equity awards a substantial component of compensation for these two individuals.

    Generally, the practice of the Compensation Committee is to make stock option awards to the Named Executive Officers once per year, and to other eligible employees once per quarter. The date of the award corresponds with the date of the Committee meeting, or if no meeting is scheduled, the date by which the last signature of an action by written consent is received. Under the current plans, stock options are granted with an exercise price equal to the average of the high and low trading prices on the date of the award.

  Tax Considerations

    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each Named Executive Officer. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Company's 1997 Stock Option and Stock Incentive Plan is designed to qualify under the compensation requirements of this provision. The Compensation Committee believes that compensation paid to the Named Executive Officers for 2006 is properly deductible under
Section 162(m); however, no assurance can be made in this regard.

    Except to the extent specifically provided otherwise by the Compensation Committee, compensation paid to the Company's Named Executive Officers is intended to satisfy the requirements of Section 409A (and the Treasury Department guidance and regulations issued thereunder) to avoid the imposition of any additional taxes or penalties under Section 409A. If the Compensation Committee determines that an award, award agreement, payment, distribution, deferral election, transaction or any other action or arrangement would, if undertaken, cause a recipient to become subject to any additional taxes or other penalties under Section 409A, then unless the Compensation Committee specifically provides otherwise, such award, award agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the award agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Compensation Committee, in each case without the consent of or notice to the recipient.

                       COMPENSATION COMMITTEE REPORT

    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement on
Schedule 14A.

                              Submitted by the Management Development and Compensation Committee of the Board of Directors

                              G. Steven Geis
                              Frederick A. Russ
                              Robert C. Simpson

                        SUMMARY COMPENSATION TABLE

    The following table summarizes the aggregate compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. Such compensation includes amounts paid by the Company for the years indicated. Bonuses are for the year shown, regardless of when paid.

                                                                                          ALL
                                                                                         OTHER
                                                                 STOCK      OPTION      COMPEN-
                                            SALARY     BONUS     AWARDS     AWARDS     SATION(4)         TOTAL
   NAME AND PRINCIPAL POSITION     YEAR      ($)        ($)      ($)(2)     ($)(2)        ($)             ($)
               (A)                 (B)       (C)        (D)       (E)         (F)         (I)             (J)
   ---------------------------     ----    --------    -----    --------    -------    ---------        --------
Dr. Candace Kendle...............  2006    $383,259     (1)     $141,038    $17,162          --         $541,459
  Chairman and Chief Executive
  Officer (Principal Executive
  Officer)
Christopher C. Bergen............  2006    $328,083     (1)     $ 83,075    $17,162     $16,616(3)      $444,936
  President and Chief Operating
  Officer
Simon S. Higginbotham............  2006    $240,596     (1)     $ 62,770    $13,631          --         $316,997
  Vice President and Chief
  Marketing Officer
Karl Brenkert III................  2006    $230,065     (1)     $ 65,537    $11,853          --         $307,455
  Senior Vice President,
  Chief Financial Officer and
  Secretary (Principal Financial
  Officer)

---------------
(1)    The amounts to be shown in the Bonus column are the amounts earned, but which have not been determined by the Compensation Committee at the time of the preparation of this table. We expect that the amounts to be shown in the Bonus column will be determined in the beginning of the second quarter of 2007, and we will then disclose such amounts on a Current Report on Form 8-K within four business days of the determination.
(2)    The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, for stock awards and stock option awards, respectively. Assumptions used in the calculation of these amounts are included in Note 1 to the Company's audited financial statements for the fiscal year ended December 31,
       2006, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange
       Commission on March 16, 2007.
(3)    Amount represents the expense to the Company for life insurance premiums.

                                                   GRANTS OF PLAN-BASED AWARDS

                                                                                     ALL      ALL OTHER
                                     ESTIMATED FUTURE        ESTIMATED FUTURE       OTHER       OPTION
                                      PAYOUTS UNDER           PAYOUTS UNDER         STOCK      AWARDS:
                                   NON-EQUITY INCENTIVE      EQUITY INCENTIVE      AWARDS:    NUMBER OF    EXERCISE   GRANT DATE
                                       PLAN AWARDS             PLAN AWARDS         NUMBER     SECURITIES   OR BASE    FAIR VALUE
                                  ----------------------  ----------------------  OF SHARES     UNDER-     PRICE OF    OF STOCK
                                  THRESH-          MAXI-  THRESH-          MAXI-  OF STOCK      LYING       OPTION       AND
                        GRANT       OLD    TARGET   MUM     OLD    TARGET   MUM   OR UNITS     OPTIONS      AWARDS      OPTION
        NAME             DATE       ($)     ($)     ($)     ($)     ($)     ($)      (#)         (#)        ($/SH)      AWARDS
         (A)             (B)        (C)     (D)     (E)     (F)     (G)     (H)    (I)(1)        (J)         (K)         (L)
        ----           --------   -------  ------  -----  -------  ------  -----  ---------   ----------   --------   ----------
Dr. Candace Kendle...  03/13/06                                                     4,200                              $131,817
Christopher C.
Bergen...............  03/13/06                                                     2,500                              $ 78,463
Simon S.
Higginbotham.........  03/13/06                                                     2,000                              $ 62,770
Karl Brenkert III....  03/13/06                                                     2,000                              $ 62,770

---------------
(1)    These unrestricted stock awards were made to the Named Executive Officers on March 13, 2006, pursuant to the 1997 Stock Option and Stock Incentive Plan, and are shown in this year's Summary Compensation Table in the column titled "Stock Awards."

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

    The following table shows the number of shares covered by exercisable and unexercisable options, unvested stock, and equity incentive plan awards for each of the named executive officers as of December 31, 2006.

                                                  OPTION AWARDS                                    STOCK AWARDS
                       --------------------------------------------------------------------   -----------------------

                                                          EQUITY
                                                        INCENTIVE
                                                       PLAN AWARDS:                            NUMBER       MARKET
                          NUMBER          NUMBER        NUMBER OF                             OF SHARES    VALUE OF
                       OF SECURITIES   OF SECURITIES    SECURITIES                            OR UNITS     SHARES OR
                        UNDERLYING      UNDERLYING      UNDERLYING                            OF STOCK     UNITS OF
                        UNEXERCISED     UNEXERCISED    UNEXERCISED                            THAT HAVE   STOCK THAT
                          OPTIONS         OPTIONS        UNEARNED      OPTION      OPTION        NOT       HAVE NOT
                            (#)             (#)          OPTIONS      EXERCISE   EXPIRATION    VESTED       VESTED
        NAME            EXERCISABLE    UNEXERCISABLE       (#)         PRICE        DATE         (#)          ($)
         (A)                (B)             (C)            (D)         (E)(1)       (F)          (G)        (H)(2)
        ----           -------------   -------------   ------------   --------   ----------   ---------   -----------
Candace
Kendle...............      2,250                                      $ 14.00    08/22/2007     3,333(6)  $104,822.85
                             200                                      $ 23.56    09/01/2008
                             200                                      $ 10.53    09/01/2009
                             300                                      $  8.70    09/01/2010
                             300                                      $20.425    09/01/2011
                           8,000           2,000(3)                   $ 9.625    07/16/2012
                             240              60(4)                   $  8.30    09/01/2012
                           4,500           3,000(5)                   $ 3.945    04/01/2013
Christopher
C. Bergen............      2,000                                      $ 14.00    08/22/2007     1,666(6)  $ 52,395.70
                             200                                      $ 23.56    09/01/2008
                             200                                      $ 10.53    09/01/2009
                             300                                      $  8.70    09/01/2010
                             300                                      $20.425    09/01/2011
                           8,000           2,000(3)                   $ 9.625    07/16/2012
                             240              60(4)                   $  8.30    09/01/2012
                           4,500           3,000(5)                   $ 3.945    04/01/2013
Simon S.
Higginbotham.........         --           9,000(7)                   $  7.67    06/18/2014        --              --
Karl
Brenkert III.........      6,000           4,000(8)                   $ 7.725    02/07/2013     1,000(6)  $    31,450
                           3,000           2,000(5)                   $ 3.945    04/01/2013

                           STOCK AWARDS
                       ---------------------
                                    EQUITY
                                   INCENTIVE
                        EQUITY       PLAN
                       INCENTIVE    AWARDS:
                         PLAN      MARKET OR
                        AWARDS:     PAYOUT
                       NUMBER OF   VALUE OF
                       UNEARNED    UNEARNED
                        SHARES,     SHARES,
                       UNITS OR    UNITS OR
                         OTHER       OTHER
                        RIGHTS      RIGHTS
                         THAT        THAT
                       HAVE NOT    HAVE NOT
                        VESTED      VESTED
        NAME              (#)         ($)
         (A)              (I)         (J)
        ----           ---------   ---------
Candace
Kendle...............
Christopher
C. Bergen............
Simon S.
Higginbotham.........
Karl
Brenkert III.........

---------------
(1)    Under the 1997 Stock Option and Stock Incentive Plan, the exercise price of the option is based upon the average of the highest and lowest quoted selling prices on the Nasdaq Global Select Market on the date of grant.
(2)    The market value of unvested stock is based on the closing market price of $31.45 for the Company's
       Common Stock on December 29, 2006, multiplied by the number of shares listed in column (g).
(3)    The shares underlying this portion of the option vest on July 16, 2007.
(4)    The shares underlying this portion of the option vest on September 1, 2007.
(5)    The shares underlying this portion of the option vest in 1/2 increments on April 1 of 2007 and 2008.
(6)    These shares vest on May 1, 2007.
(7)    The shares underlying this portion of the option vest in 1/3 increments on June 18 of 2007, 2008 and
       2009.
(8)    The securities underlying this portion of the option vest in 1/2 increments on February 7 of 2007 and
       2008.

                     OPTION EXERCISES AND STOCK VESTED

                                    OPTION AWARDS            STOCK AWARDS
                                ---------------------    ---------------------
                                NUMBER OF                NUMBER OF
                                 SHARES       VALUE       SHARES
                                ACQUIRED     REALIZED    ACQUIRED      VALUE
                                   ON           ON          ON        REALIZED
                                EXERCISE     EXERCISE     VESTING        ON
            NAME                   (#)         ($)          (#)       VESTING
            (A)                    (B)         (C)          (D)        ($)(E)
            ----                ---------    --------    ---------    --------
Candace Kendle..............          0             0      7,533      $255,005
Christopher C. Bergen.......          0             0      4,167      $140,075
Simon S. Higginbotham.......      6,000      $154,829      2,000      $ 62,770
Karl Brenkert III...........          0             0      3,000      $ 99,730

         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

    The Company has entered into Protective Compensation and Benefit Agreements with certain employees, including each of the Named Executive Officers of the Company. These agreements are subject to annual review by the Company's Board of Directors and, upon their respective termination dates, automatically will be extended in one-year increments unless cancelled by the Company at the direction of the Board. With respect to the Named Executive Officers, the "double-trigger" agreements provide for specified benefits, including two years' compensation and other benefits described below, upon a change in control followed by certain other events. A change in control includes the following: acquisition of 33 1/3% of the Company's outstanding voting securities; certain changes to the composition of the Company's incumbent Board of Directors such that at least two-thirds of the Board is not comprised of the incumbent Board or individuals approved by the incumbent Board; and merger, consolidation or reorganization unless the incumbent Board comprises two-thirds of the combined corporation's Board and the Company's shareholders comprise at least 67% of the voting power of the combined corporation. Upon a change in control, one of the following events would be required to occur before a Named Executive Officer would be entitled to any benefits from a Protective Compensation and Benefit Agreement:

    * Within 12 months of the change in control, a Named Executive Officer voluntarily resigns for "good reason." Good Reason includes the following: (1) circumstances render the Named Executive Officer unable to carry out performance of the officer's authorities, powers, functions, responsibilities or duties, and the circumstances are not remedied within 10 days; (2) the Named Executive Officer's salary is reduced; (3) the Named Executive Officer's bonus opportunity is reduced or targets are changed in a manner that negatively affects bonus opportunity; (4) the Named Executive Officer is required to work in a place that is greater than 30 miles from the place of business prior to the change in control; (5) the Named Executive Officer's business-related travel materially increases; (6) the Named Executive Officer receives a reduced number of annual vacation days; and (7) the Company or a successor materially breaches the Protective Compensation and Benefit Agreement or refuses to assume obligations under the agreement.

    * Within 24 months of the change in control, a Named Executive Officer is terminated for any reason, except death, "disability" or "cause". Under the agreement, disability requires a Named Executive Officer to be unable to perform his or her job on a full-time basis for a period of 12 consecutive months. Under the agreement, a termination for cause means that the officer was convicted of a felony, committed an act of fraud or embezzlement against the Company, or committed a willful and substantial violation of established written policy.

    The following table describes the potential payments and benefits to which the Named Executive Officers would be entitled upon the happening of the following events: (i) voluntary retirement, (ii) involuntary termination, and (iii) voluntary resignation from employment for "good reason" within 12 months of a change in control, or involuntarily terminated by the Company, other than due to death, "disability," or "cause," within twenty-four months of a change in control.

                                                                                ACCELERATION AND
                                                                                CONTINUATION OF
                                                                                 EQUITY AWARDS
                               CASH          CONTINUATION OF                      (UNAMORTIZED
                             SEVERANCE          MEDICAL/         OUTPLACEMENT    EXPENSED AS OF    EXCISE TAX    TOTAL TERMINATION
         NAME               PAYMENT(1)     WELFARE BENEFITS(2)   BENEFITS(3)     12/31/2006)(4)    GROSS-UP(5)       BENEFITS
         ----              -------------   -------------------   ------------   ----------------   -----------   -----------------
Candace Kendle
* Voluntary retirement                 0                0                  0       $20,298.07               0      $   20,298.07
* Involuntary
  termination                          0                0                  0       $20,298.07               0      $   20,298.07
* Resign w/ good reason    $1,110,170.00       $21,413.76         $15,000.00       $20,298.07     $372,503.00      $1,539,384.83
  w/n 12 months of change
  in control (CIC), or
  w/o cause termination
  w/n 24 months of CIC
Christopher C. Bergen
* Voluntary retirement                 0                0                  0       $15,686.03               0      $   15,686.03
* Involuntary termination              0                0                  0       $15,686.03               0      $   15,686.03
* Resign w/ good reason    $  838,647.00       $21,413.76         $15,000.00       $15,686.03               0      $  890,746.79
  w/n 12 months of CIC,
  or w/o cause
  termination w/n 24
  months of CIC
Simon S. Higginbotham
* Voluntary retirement                 0                0                  0                0               0                  0
* Involuntary termination              0                0                  0                0               0                  0
* Resign w/ good reason    $  581,344.00       $21,413.76         $15,000.00       $34,079.25               0      $  651,837.01
  w/n 12 months of CIC,
  or w/o cause
  termination w/n 24
  months of CIC
Karl Brenkert III
* Voluntary retirement                 0                0                  0                0               0                  0
* Involuntary termination              0                0                  0                0               0                  0
* Resign w/ good reason    $  620,197.00       $21,413.76         $15,000.00       $16,795.60     $245,698.00      $  919,104.36
  w/n 12 months of CIC,
  or w/o cause
  termination w/n 24
  months of CIC

---------------
(1)    Cash severance payment equals: 2.0 times the sum of (a) annual base salary (including any deferrals)
       immediately preceding the date of the change in control, and (b) a bonus amount that equals the average bonus for the two fiscal years immediately preceding the fiscal year in which the change in control occurs. This amount is paid in a cash lump sum no later than 30 days after the date of the termination of such officer's employment.
(2)    This amount is an estimate based on 2006 employee costs for family coverage under the Company's medical plan plus employee costs for dental insurance. The estimate reflects that the employee is entitled to receive this benefit for two years from the date of termination.
(3)    This amount represents the maximum benefit that a recipient is entitled to receive under the agreement.
(4)    The amount in this column represents the previously unamortized expense that could be recognized in connection with the acceleration of unvested stock options and other equity awards. Acceleration of such awards could occur in two ways: (i) the officer's retirement qualifies for immediate vesting under the
       1997 Stock Option and Stock Incentive Plan (the "1997 Plan"), and (ii) the Compensation Committee
       approves the immediate vesting in the event of a change in control. Under the 1997 Plan, all employees are entitled to immediate vesting of options and other awards upon the retirement of the employee.
       "Retirement" is defined as any employee who is at least 65 years of age, or 55 years of age with at least 10 years of service. Dr. Kendle and Mr. Bergen would qualify for immediate vesting

                                    31



       of their options and other awards upon their retirement because they each meet the definition of retirement under the 1997 Plan. As Messrs. Higginbotham and Brenkert do not presently meet the definition of retirement under the Plan, the amounts recognized for each of them in this column are based on the assumption that the Compensation Committee would approve immediate vesting of the awards held by such officer in the event of a change-in-control.

(5)    Upon a change in control, Named Executive Officers may be subject to certain excise taxes under Section
       280G of the Internal Revenue Code. The Company has agreed to reimburse such officers for those excise taxes, if any, as well as any income and excise taxes payable by the executive as a result of any reimbursements for the 280G excise taxes. The amounts in the table are based on the following assumptions: (i) for all Named Executive Officers, a 280G excise tax rate of 20 percent, a statutory 35 percent federal income tax rate, and a 1.45 percent Medicare tax rate, (ii) a 6.87 percent state income tax rate for Mr. Brenkert (an Ohio resident), and no state income tax rate for Dr. Kendle (a Florida resident), and (iii) accelerated vesting of stock options and other equity awards as further described in footnote 4 above.

    The Protective Compensation and Benefit Agreements for Named Executive Officers also include the following terms and conditions:

    * The Company is required to pay legal fees and related expenses incurred by a Named Executive Officer seeking or enforcing his or her rights under the agreement.

    * Named Executive Officers will receive a lump sum cash payment for any accrued but unused vacation time.

    * Named Executive Officers will be eligible for pro-rata portion of any bonus amounts for the year in which the termination occurs.

    * Named Executive Officers will not be entitled to severance payments under Company severance policies in addition to the benefits set forth in the Protective Compensation and Benefit Agreement.

    Each Named Executive Officer also entered into a Non-Disclosure, Proprietary Rights and Non-Compete Agreement ("Non-Compete Agreement") in connection with the Protective Compensation and Benefit Agreement. The Non-Compete Agreements restrict Named Executive Officers from certain activities that could harm the Company due to the sensitive information learned by a Named Executive Officer in connection with his or her services. In particular, following a voluntary or involuntary termination, a Named Executive Officer:

    * For 12 months, will not perform directly or indirectly services for a competitor of the Company;

    * For 24 months, will not solicit the Company's customers or induce any customer to stop doing business with the Company;

    * Will not disclose confidential information;

    * For 24 months, will not solicit Company employees or induce employees to leave the Company; and

    * For 24 months, will not induce medical professionals or patients involved with the Company's contract research to cease working with the Company or work with a competitor of the Company.

None of the foregoing limitations, except the obligation of confidentiality, will apply to a Named Executive Officer who voluntarily terminates his or her employment for "good reason". Under a Non-Compete Agreement, the definition of "good reason" is substantially similar to the definition of the same term under the Protective Compensation and Benefit Agreements.

                               OTHER MATTERS

    The Board knows of no other matters which will be presented at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, it will require the affirmative vote of a majority of shares voting for approval.

                             OTHER INFORMATION

SHAREHOLDER COMMUNICATIONS WITH BOARD

    Shareholders may communicate with the full Board or individual directors on matters concerning the Company by mail to the attention of the Company's Secretary. All mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

SHAREHOLDER PROPOSALS

    Shareholders who desire to have proposals included in the notice for the Annual Meeting of Shareholders to be held in spring 2008 must submit their proposals in writing by December 11, 2007, to the Company, Attention:
Karl Brenkert III, Secretary, 1200 Carew Tower, 441 Vine Street,
Cincinnati, Ohio 45202.

    The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. For notice to be deemed adequate for the 2008 Annual Meeting of Shareholders, it must be received prior to February 24, 2008. If there is a change in the anticipated date of next year's Annual Meeting of Shareholders or in the notice deadline by more than 30 days, the Company will notify you of this change through its Form 10-Q filings.

FINANCIAL STATEMENTS AVAILABLE

    The Company's Annual Report to Shareholders for the year 2006 is enclosed with this mailing. A copy of the Annual Report to the Commission on Form 10-K is available without charge upon written request to: Investor Relations, Kendle International Inc., 1200 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202. The Company's Annual Report on Form 10-K and certain other recent filings with the Commission are available at the Company's Web site at www.kendle.com. The Company's Annual Report on Form 10-K and its other filings with the Commission are also available at the Commission's Web site at www.sec.gov. Additionally, these filings may be read or copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.

                                            By Order of the Board of Directors,

                                            /s/ Karl Brenkert III

                                            Karl Brenkert III
                                            Secretary

April 6, 2007

                                  ANNEX I
                                  -------

                         KENDLE INTERNATIONAL INC.

                         2007 STOCK INCENTIVE PLAN

                                 ARTICLE 1
                                OBJECTIVES
                                ----------

    The objectives of this 2007 Stock Incentive Plan (the "Plan") are to enable KENDLE INTERNATIONAL INC. (the "Company") to compete successfully in retaining and attracting key employees of outstanding ability, to stimulate the efforts of such employees toward the Company's objectives and to encourage the identification of their interests with those of the Company's shareholders.

                                 ARTICLE 2
                                DEFINITIONS
                                -----------

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1. "Award" means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award or Stock Award granted under the Plan.

    2.2. "Award Agreement" means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

    2.3.  "Board" means the Board of Directors of the Company.

    2.4. "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation.

    2.5. "Committee" means a committee designated by the Board of the Company. The Committee shall be comprised of three or more directors, each of whom shall be (1) a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act, (2) an "outside director" under Section 162(m) of the Code ("Section 162(m)") and (3) an "independent director" under rules adopted by the Nasdaq Stock Market, in each case as such rules and sections may be amended, superseded or interpreted hereafter.

    2.6.  "Common Stock" means the Company's common stock, no par value.

    2.7. "Disability" means a Participant being considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

    2.8. "Eligible Employee" means any individual who performs services for the Company or any Subsidiary of the Company and is treated as an "employee" for federal income tax purposes or any individual or firm who performs services for the Company as a consultant.

    2.9.  "Exchange Act" means the Securities Exchange Act of 1934.

    2.10. "Fair Market Value" of a Share as of a given date shall, if the Common Stock is quoted on the Nasdaq Stock Market, be the reported closing price for a Share on the date as of which Fair Market Value is to be determined. If Common Stock is not quoted on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

    2.11. "Grant Date" means the date designated by the Committee as the date upon which an Award is granted.

    2.12. "Incentive Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

    2.13. "Non-Qualified Option" means any Stock Option that is not an Incentive Option.

    2.14. "Option Price" or "Exercise Price" means the price per Share at which Common Stock may be purchased upon the exercise of an Option.

    2.15. "Participant" means a person to whom an Award has been granted pursuant to this Plan.

    2.16. "Restricted Stock Award" means a grant of Shares to an Eligible Employee under Article 7 that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

    2.17. "Retirement" means any termination of employment (other than by death or Disability) by an employee who is at least 65 years of age, or 55 years of age with at least ten years of employment with the Company or a Subsidiary of the Company.

    2.18. "Share" means one share of the Common Stock.

    2.19. "Stock Appreciation Right" means a contractual right granted to an Eligible Employee under ARTICLE 6 entitling such Eligible Employee to receive a payment, representing the difference between the base price per Share of the right and the Fair Market Value of a Share, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

    2.20. "Stock Award" means a grant of Shares to an Eligible Employee under Article 9 that are issued free of transfer restrictions and forfeiture conditions.

    2.21. "Stock Option" or "Option" means the right to purchase Shares granted pursuant to this Plan.

    2.22. "Stock Unit Award" means a contractual right granted to an Eligible Employee under Article 8 representing notional unit interests equal in value to a Share to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

    2.23. "Subsidiary" has the meaning set forth in Section 424(f) of the Code.

    2.24. "Term" means the period beginning on a Grant Date and ending on the expiration date of such Award.

    2.25. "Transfer" means sale, assignment, pledge, encumbrance, alienation, attachment, charge or other disposition, whether or not for consideration; and the terms "Transferred" or "Transferable" have corresponding meanings.

                                 ARTICLE 3
                 ADMINISTRATION; PARTICIPATION AND AWARDS
                 ----------------------------------------

    3.1.  The Committee. This Plan shall be administered and interpreted by
          -------------
the Committee.

    3.2.  Committee Authority. The Committee shall have such powers and
          -------------------
authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine, after considering management's recommendations with respect to Eligible Employees excluding the Company's executive officers, the Eligible Employees to whom, and the time or times at which, Awards may be granted, the number of Shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall determine the terms and conditions of all Awards granted to Participants. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant's consent. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Employees, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

    3.3.  Delegation of Authority. The Committee shall be permitted to
          -----------------------
delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

    3.4.  Designation of Participants. All Eligible Employees are eligible
          ---------------------------
to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Employees who are to be granted Awards, the types of Awards to be granted and the number of Shares or rights subject to Awards granted under the Plan. In selecting Eligible Employees to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

                                 ARTICLE 4
                          SHARES SUBJECT TO PLAN
                          ----------------------

    4.1.  Shares. Subject to adjustment as provided in Section 4.2, the
          ------
number of Shares which may be issued under this Plan shall not exceed One Million (1,000,000) Shares. Shares issued and sold under the Plan may be either authorized but unissued Shares or Shares held in the Company's treasury. To the extent that any Award involving the issuance of Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or is otherwise terminated without an issuance of Shares being made thereunder, the Shares covered thereby will no longer be counted against the foregoing maximum Share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Any Awards or portions thereof that are settled in cash and not in Shares shall not be counted against the foregoing maximum Share limitations.

    4.2.  Adjustment Provisions. If there shall occur any change with
          ---------------------
respect to the outstanding Shares by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the Shares, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of Shares provided in Section 4.1 hereof, (ii) the number and kind of Shares, units or other rights subject to then outstanding Awards, (iii) the exercise or base price for each Share, unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

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

                                 ARTICLE 5
                               STOCK OPTIONS
                               -------------

    5.1.  Grants. Each Option granted shall be designated as either a
          ------
Non-Qualified Option or an Incentive Option. One or more Stock Options may be granted to any Eligible Employee.

    5.2.  Incentive Options. Any Option designated by the Committee as an
          -----------------
Incentive Option will be subject to the general provisions applicable to all Options granted under the Plan plus the following specific provisions:

          5.2.1 If an Incentive Option is granted to a person who owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company and its Subsidiaries, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then

                  5.2.1.1 the Option Price must equal at least 110% of the Fair Market Value on the Grant Date; and

                  5.2.1.2 the term of the Option shall not be greater than five years from the Grant Date.

          5.2.2 The aggregate Fair Market Value of Shares, determined at the Grant Date, with respect to which Incentive Options that may become exercisable for the first time during any calendar year under this Plan or any other plan maintained by the Company and its Subsidiaries shall not exceed $100,000 determined in accordance with Section 422(d) of the Code. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Options become exercisable for the first time by any individual during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000, such Options shall be treated as Non-Qualified Options.

          5.2.3 Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Option under Section 422 of the Code.

    5.3.  Terms of Options. Except as otherwise required by Sections 5.2
          ----------------
and subject to Section 5.5.2 and ARTICLE 11, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          5.3.1 The Option Price shall be determined by the Committee at the Grant Date, except that no Incentive Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

          5.3.2 The Option Term shall be fixed by the Committee, but no Option shall be exercisable more than ten years after its Grant Date.

          5.3.3 An Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement, provided, however, that an Option may not be exercised as to the lesser of 100 Shares at any one time or the total number available for exercise at that time.

          5.3.4    Stock Options shall terminate in accordance with Section
5.5.2.

    5.4.  Vesting of Stock Options. The Committee shall, in its discretion,
          ------------------------
prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued employment of a Participant with the Company or a Subsidiary of the Company for a specified period (or periods) or on the attainment of performance goals established by the Committee in its sole discretion.

    5.5.  Exercise of Options. Any Participant entitled to exercise an
          -------------------
Option in whole or in part, may do so by delivering a written notice of exercise to the Company at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the Grant Date of the Option being exercised and shall be accompanied by full payment in cash or by check of the Option Price for the Shares being purchased and any withholding taxes. In addition, at the discretion of the Committee, either as set forth in an Option Agreement or determined at the time of exercise, the exercise price and withholding taxes may be paid:

          5.5.1 By tender to the Company of Shares owned by the Participant having a Fair Market Value not less than the exercise price (the Committee shall have the discretion to require that the Participant own such shares for six (6) months);

          5.5.2 By the assignment of the proceeds of a sale or loan with respect to some or all of the Shares being acquired upon the exercise of the Option;

          5.5.3 By such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or

          5.5.4 By any combination of the methods described above in Sections 5.5.1 to 5.5.3.

    5.6.  Limited Transferability of Non-Qualified Options. Except as
          ------------------------------------------------
otherwise provided in Section 13.4, no Stock Option shall be Transferable or exercisable by any person other than the Participant except (i) upon the Participant's death, in accordance with Sections 5.7.3 and 5.7.5 hereof or
(ii) in the case of Non-Qualified Stock Options only, for the Transfer of all or part of the Stock Option to a Participant's "family member" (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its sole and absolute discretion at the time of proposed Transfer. The Transfer of a Non-Qualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent Transfers of a Non-Qualified Stock Option shall be prohibited other than in accordance with Sections 5.7.3, 5.7.4 and 5.7.5 hereof.

    5.7.  Termination of Stock Options. All Stock Options issued under this
          ----------------------------
Plan shall terminate as follows:

          5.7.1 During any period of continuous employment or business relationship with the Company or any Subsidiary of the Company, a Stock Option will be terminated only if it is fully exercised or if it has expired by its terms or by the terms of this Plan, including this Section
5.7.1. For purposes of this Plan, any leave of absence approved by the Company or the Subsidiary of the Company shall not be deemed to be a termination of employment.

          5.7.2 If a Participant violates any terms of any written employment, confidentiality or noncompetition agreement between the Company or any Subsidiary of the Company and the Participant, all existing Stock Options granted to such Participant will terminate. In addition, if at the time of such violation such Participant has exercised Stock Options but has not received certificates for the Shares to be issued, the Company may void the Award and its exercise. Any such actions by the Company shall be in addition to any other rights or remedies available to the Company or the Subsidiaries of the Company in such circumstances. In the event Section
5.7.2 and 5.7.4 both apply to a situation, the provisions of Section 5.7.2 shall take precedence over the provisions of Section 5.7.4 and govern the situation.

          5.7.3 If a Participant's employment by the Company or any Subsidiary of the Company terminates by reason of death, unless otherwise determined by the Committee, all Stock Options shall be fully vested and may thereafter be exercised by the Participant's beneficiary or legal representative, for a period of one year or such longer period as the Committee may specify at or after grant in all cases other than Incentive Options, or until the expiration of the stated term of such Stock Option, whichever period is shorter.

          5.7.4 If Participant's employment by the Company or a Subsidiary of the Company terminates by reason of Disability or Retirement, unless otherwise determined by the Committee based upon, among other factors, the Participant's contributions to, and longevity with, the Company or any Subsidiary, all Stock Options shall terminate (i) on the date which is 90 days after the date of such termination of employment or on the expiration of the stated term of the Stock Option, whatever shall first occur, in the case of a Participant which has been employed by the Company or any of its subsidiaries for ten full years or less, (ii) on the date which is one year after the date of such termination of employment or on the expiration of the stated term of the Stock Option, whichever shall first occur, in the case of a Participant who has been employed by the Company or any of its Subsidiaries for more than ten full years, but less than twenty full years, or (iii) on the date which is two years after the date of termination of employment or on the expiration of the stated term of the Stock Option, whichever shall first occur, in the case of a Participant who has been employed by the Company or any of its Subsidiaries for twenty full years or more.

          5.7.5 Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or any Subsidiary of the Company terminates for any reason other than death, Disability or Retirement, the Stock Option will terminate on the earlier to occur of the stated expiration date or 90 days from the date of termination of the employment. For purposes of clarity, if a Participant's employment terminates on April 1, such 90 day period shall expire at the close of business, Cincinnati Ohio time, on June 29. If a Participant dies during such 90 day period following the termination of the employment or business relationship, any unexercised Stock Option held by the Participant, or Transferred by the Participant in accordance with Section 5.6, shall be exercisable, to the full extent that such Stock Option was exercisable at the time of death, for a period of one year after the date of death of the Participant or until the expiration of the stated term of the Stock Option, whichever occurs first.

    5.8.  Repricing Prohibited. Subject to the anti-dilution adjustment
          --------------------
provisions contained in Section 4.2 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.

    5.9.  Awards to Non-Employee Directors. Notwithstanding any other
          --------------------------------
provisions herein, members of the Board of Directors who are not otherwise employees of the Company shall be entitled to receive Awards (other than Incentive Options) in forms and amounts as determined by the Committee in its discretion under this Plan from time to time and at the following times:

          5.9.1 On the date on which a person first becomes a member of the Board of Directors, whether by election or appointment; and

          5.9.2 On each annual election as a member of the Board of Directors therafter.

                                 ARTICLE 6
                        STOCK APPRECIATION RIGHTS.
                        --------------------------

    6.1.  Grant of Stock Appreciation Rights. A Stock Appreciation Right
          ----------------------------------
may be granted to any Eligible Employee selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

    6.2.  Freestanding Stock Appreciation Rights. A Stock Appreciation
          --------------------------------------
Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in an Award Agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Grant Date. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per Share of any such freestanding Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Shares on the Grant Date.

    6.3.  Tandem Stock Option/Stock Appreciation Rights. A Stock
          ---------------------------------------------
Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of Shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of Shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per Share equal to the Exercise Price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

    6.4.  Payment of Stock Appreciation Rights. A Stock Appreciation Right
          ------------------------------------
will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of Shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in Shares valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of Shares and cash, subject to applicable tax withholding requirements.

    6.5.  Repricing Prohibited. Subject to the anti-dilution adjustment
          --------------------
provisions contained in Section 4.2 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.

                                 ARTICLE 7
                          RESTRICTED STOCK AWARDS
                          -----------------------

    7.1.  Grant of Restricted Stock Awards. A Restricted Stock Award may be
          --------------------------------
granted to any Eligible Employee selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

    7.2.  Vesting Requirements. The restrictions imposed on Shares granted
          --------------------
under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the Shares subject to the Award shall be returned to the Company.

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

    7.3.  Restrictions. Shares granted under any Restricted Stock Award may
          ------------
not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

    7.4.  Rights as Shareholder. Subject to the foregoing provisions of
          ---------------------
this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the Shares granted to the Participant under a Restricted Stock Award, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

    7.5.  Section 83(b) Election. If a Participant makes an election
          ----------------------
pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Grant Date, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

                                 ARTICLE 8
                             STOCK UNIT AWARDS
                             -----------------

    8.1.  Grant of Stock Unit Awards. A Stock Unit Award may be granted to
          --------------------------
any Eligible Employee selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of a Share on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the Shares subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

    8.2.  Vesting of Stock Unit Awards. On the Date of Grant, the Committee
          ----------------------------
shall in its discretion determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement, provided that the Committee may accelerate the vesting of a Stock Unit Award at any time. Vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date.

    8.3.  Payment of Stock Unit Awards. A Stock Unit Award shall become
          ----------------------------
payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in Shares, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

    8.4.  No Rights as Shareholder. The Participant shall not have any
          ------------------------
rights as a shareholder with respect to the shares subject to a Stock Unit Award until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.

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

                                 ARTICLE 9
                               STOCK AWARDS
                               ------------

    9.1.  Grant of Stock Awards. A Stock Award may be granted to any
          ---------------------
Eligible Employee selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Employee represents Shares that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

    9.2.  Rights as Shareholder. Subject to the foregoing provisions of
          ---------------------
this ARTICLE 9 and the applicable Award Agreement, upon the issuance of the Shares under a Stock Award the Participant shall have all rights of a shareholder with respect to the Shares, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                                ARTICLE 10
                           EXTRAORDINARY EVENTS
                           --------------------

    10.1. In the event of the dissolution or liquidation of the Company or any merger, other than a merger for the purpose of the redomestication of the Company not involving a change in control, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Award shall automatically become fully vested and fully exercisable immediately prior to such event. Thereafter the holder of any Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option prior to such transaction, the stock or other securities or property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised such Option immediately prior to such transaction.

    10.2. All outstanding Awards shall become fully vested and immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if:

          10.2.1 there occurs an event or series of events by which any person or group of persons become the "beneficial owners" as defined in Rule 13d-3 under the Exchange Act of at least 25% of the Common Stock; or

          10.2.2 during any period of one year after January 1, 2007, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                                ARTICLE 11
                             FORFEITURE EVENTS
                             -----------------

    11.1. General. In addition to the termination provisions applicable to
          -------
Stock Options as provided in Section 5.5.2, the Committee may specify in an Award Agreement at the time of the Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to termination, reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

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

    11.2. Termination for Cause. Unless otherwise provided by the Committee
          ---------------------
and set forth in an Award Agreement, if a Participant's employment with the Company or any Subsidiary of the Company shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant's right to any further payments, vesting or exercisability with respect to any Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Subsidiary of the Company that defines the term "cause," such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant's employment for cause, the Company may suspend the Participant's rights to exercise any options, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for "cause" as provided in this Section 11.2.

                                ARTICLE 12
                   TERMINATION OR AMENDMENT OF THIS PLAN
                   -------------------------------------

    12.1. The Board may at any time amend, suspend, or terminate the Plan; provided, however, that no amendments by the Board shall, without further approval of the shareholders of the Company:

          12.1.1    Change the definition of Eligible Employees;

          12.1.2 Except as provided in ARTICLE 4 hereof, increase the number of Shares which may be subject to Awards granted under the Plan; or increase the maximum number of Shares with respect to which Awards may be granted to any Participant during any fiscal year;

          12.1.3 Cause the Plan or any Award granted under the Plan that would otherwise meet the conditions for exclusion of application of the $1 million deduction limitation imposed by Section 162(m) of the Code to fail to meet such conditions;

          12.1.4 Cause any Option granted as an Incentive Stock Option to fail to qualify as an "Incentive Stock Option" as defined by Section 422 of the Code; or

    12.2. Where, as determined by the Board, the approval by the shareholders may be necessary or advisable for purposes of compliance with
Section 162(m) or Section 422 of the Code, the listing requirements of the Nasdaq Stock Market or other exchange or market or for any other purpose, amendments to the Plan shall be approved by the shareholders.

          12.2.1 No amendment or termination of the Plan shall impair any Award granted under the Plan without the consent of the holder thereof.

          12.2.2 This Plan shall continue in effect until the expiration of all Awards granted under the Plan unless terminated earlier in accordance with this ARTICLE 12; provided, however, that it shall otherwise terminate and no options shall be granted after May 10, 2017.

                                ARTICLE 13
                            GENERAL PROVISIONS
                            ------------------

    13.1. Shareholder Approval. This Plan shall become effective following
          --------------------
its adoption by the Board and its approval by the Company's shareholders on the date of the 2007 Annual Meeting of Shareholders.

    13.2. Award Agreements. An Award under the Plan shall be evidenced by
          ----------------
an Award Agreement in a written or electronic form approved by the Committee setting forth the number of Shares, units or rights subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of employment under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

    13.3. Deferrals. The Committee may permit recipients of Awards to defer
          ---------
the distribution of all or part of any Award in accordance with such terms and conditions as the Committee shall establish.

    13.4. Transfer; Assignment. Except as otherwise provided in Sections
          --------------------
5.6, 5.7.3, 5.7.4 and 5.7.5 hereof solely with respect to Options and except as otherwise provided below, Awards under the Plan shall not be Transferable by the Participant or exercisable by any person other than the Participant, and Awards under the Plan shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge:

          13.4.1 During the lifetime of a Participant, an Award is not transferable voluntarily or by operation of law and may be exercised only by such individual;

          13.4.2 Upon the death of a Participant, an Award may be transferred to the beneficiaries or heirs of the Participant or by will or the laws of descent and distribution;

          13.4.3 An Award may be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA.

    Notwithstanding the above, the Committee may, with respect to particular Awards, establish or modify the terms of the Award to allow the Award to be transferred at the request of a Participant to trusts established by a Participant or as to which a Participant is a grantor or to lineal descendants of a Participant or otherwise for personal and tax planning purposes of a Participant. If the Committee allows such transfer, such Awards shall not be exercisable for a period of six months following the action of the Committee.

    13.5. Securities Laws. No Shares will be issued or transferred pursuant
          ---------------
to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

    13.6. No Right to Continued Employment. Neither the establishment of
          --------------------------------
the Plan nor the granting of any Award hereunder shall confer upon any Eligible Employee any right to continue in the employ of the Company or any Subsidiary of the Company, or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate such employment at any time.

    13.7. No Rights as Shareholder. Except as otherwise provided in Section
          ------------------------
7.4, Participant shall have no rights as a holder of Shares with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities.

    13.8. Other Plans. The value of, or income arising from, any Awards
          -----------
issued under this Plan shall not be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary of the Company, unless such plan specifically provides to the contrary.

    13.9. Unfunded Plan. The adoption of the Plan and any reservation of
          -------------
Shares or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company's creditors or otherwise, to discharge its obligations under the Plan.

    13.10. Withholding of Taxes. The Participant shall be responsible for
           --------------------
payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

    13.11. Compliance with Section 409A of the Code. Except to the extent
           ----------------------------------------
specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

    13.12. Severability. If any provision of the Plan or any Award Agreement
           ------------
shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

    13.13. Liability. No employee of the Company and no member of the
           ---------
Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members of the Committee or the Board shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

    13.14. Governing Law. This Plan and actions taken in connection with it
           -------------
shall be governed by the laws of Ohio, without regard to the principles of conflict of laws.

          As adopted by the Board of Directors on March 9, 2007.

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION     Mark Here   [ ]
      IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.           for Address
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.   Change or
                                                                 Comments
                                                                 PLEASE SEE
                                                                 REVERSE SIDE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Authority to elect as directors the following seven (7) nominees:

   01-Candace Kendle,                 For  Withhold  For All
   02-Christopher C. Bergen,          All     All     Except
   03-Robert R. Buck,                 / /     / /      / /
   04-G. Steven Geis,
   05-Donald C. Harrison,
   06-Timothy E. Johnson, &
   07-Frederick A. Russ

   (INSTRUCTION: Write the number(s) of any nominee(s) for whom authority to vote is withheld.)


   --------------------------------------------------


2. To approve the 2007 Stock Incentive Plan.             For  Against  Abstain
                                                         / /    / /      / /


3. To ratify the appointment of Deloitte & Touche LLP    For  Against  Abstain
   as the Company's registered public accounting         / /    / /      / /
   firm for 2007.




The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 6, 2007 and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

                              Dated:                               , 2007
                                    -------------------------------


------------------------------------------------------------------------------
                                 (Signature)


------------------------------------------------------------------------------
                                 (Signature)

(Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)

------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

     WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
              BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

   INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO THE MEETING DAY.

  YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-------------------------------------        -----------------------------------
             INTERNET                                    TELEPHONE
  http://www.proxyvoting.com/kndl                      1-866-540-5760
Use the internet to vote your proxy.           Use any touch-tone telephone to
Have your proxy card in hand when       OR     vote your proxy. Have your proxy
you access the website.                        card in hand when you call.
-------------------------------------        -----------------------------------

        If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
  To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PROXY                    KENDLE INTERNATIONAL INC.                       PROXY
                              1200 Carew Tower
                              441 Vine Street
                           Cincinnati, Ohio 45202

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Karl Brenkert III and Jarrod B. Pontius, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock that the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Kendle International Inc. to be held on May 10, 2007 at 9:30 A.M. Eastern Time in the Green Room at the Aronoff Center for the Arts, 650 Walnut Street, Cincinnati, Ohio or at any postponement or adjournment of such Annual Meeting.

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     (This proxy is continued and is to be signed on the reverse side.)


   ------------------------------------------------------------------------
   ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
   ------------------------------------------------------------------------




   ------------------------------------------------------------------------



------------------------------------------------------------------------------
                            FOLD AND DETACH HERE


                           YOUR VOTE IS IMPORTANT!

                    PLEASE DATE, SIGN AND RETURN PROMPTLY
                          IN THE ENCLOSED ENVELOPE.